                                                            Hollywood Park, Inc.
                                                                   Exhibit 10.42
                                                                 Form 10-K, 1997


                      TERMINATION OF CONSULTING AGREEMENT

     This Termination of Consulting Agreement is entered into as of January 1, 1998, among the parties listed on the signature page hereto.

     Reference is hereby made to that certain Consulting Agreement dated September 11, 1997 (the "Consulting Agreement"), entered into by the Yakama Tribal Gaming Corporation, a tribal corporation established under the laws of The Confederated Tribes and Bands of the Yakama Nation (the "Nation"), HP Yakama Consulting, Inc., a Delaware corporation, and the Nation. The parties hereby acknowledge that, in order to obtain certain regulatory approvals from the National Indian Gaming Commission, it is necessary to terminate the Consulting Agreement. Therefore, the parties hereby agree that, as of January 1, 1998, the Consulting Agreement was terminated and of no further force and effect.

     In addition, the parties have agreed to revise certain related documents to remove all references therein to the Consulting Agreement. Accordingly, the parties agree to substitute the various pages attached hereto as Exhibit A for the corresponding pages in the following documents, each of which was entered into on September 11, 1997 by one or more of the parties or their affiliates:
Loan Agreement; Secured Promissory Note; Master Lease; Sublease; and Construction and Development Agreement.

     This Agreement may be executed in one or more counterparts, each of which shall be an original, and all of which shall constitute one complete instrument.

     IN WITNESS WHEREOF, the parties hereto have, by their duly authorized officers and agents caused this Agreement to be executed on the day and year first written above.

                         YAKAMA TRIBAL GAMING CORPORATION,
                         a tribal corporation established
                         under the laws of THE CONFEDERATED
                         TRIBES AND BANDS OF THE YAKAMA NATION


                         By:  /s/ Richard S. Isaac
                            -------------------------------
                         Name:  Richard S. Isaac
                              -----------------------------
                         Title: Chairman, Gaming Commission
                                ---------------------------


                         HP YAKAMA CONSULTING, INC.,
                              a Delaware corporation


                         By:  /s/ Bruce Rimbo
                            -------------------------------
                         Name:  Bruce Rimbo
                              -----------------------------
                         Title:____________________________


                         CONFEDERATED TRIBES AND BANDS OF
                         THE YAKAMA INDIANS,
                         a federally-recognized Indian Tribe



                         By:  /s/ William F. Yallup, Sr.
                            -------------------------------
                         Name:  William F. Yallup
                              -----------------------------
                         Title:  Chairman
                               ----------------------------

                                   Exhibit A
                                   ---------

                                LOAN AGREEMENT

                                By and Between

                       YAKAMA TRIBAL GAMING CORPORATION

                                      and

                                HP YAKAMA, INC.



                          Dated:  September 11, 1997

                                LOAN AGREEMENT


     This LOAN AGREEMENT (this "Agreement") is entered into this 11th day of September, 1997 by and between YAKAMA TRIBAL GAMING CORPORATION, ("Borrower"), a tribal corporation established under the laws of The Confederated Tribes and Bands of the Yakama Indian Nation (the "Nation"), having a mailing address of P.O. Box 151, Toppenish, Washington 98948, and HP YAKAMA, INC. ("Lender"), a Delaware corporation, having a place of business at c/o Hollywood Park, Inc., 1050 South Prairie Avenue, Inglewood, California 90301, with reference to the following facts and circumstances:

     A. Nation is a federally recognized Indian tribe eligible for the special programs and services which the United States provides to Indians because of their status as Indians, and possessing sovereign powers of self-government.

     B. Nation is the beneficial owner of certain real property (the "Property") within its reservation in the State of Washington which is held in trust by the United States for the benefit of the Nation and over which it exercises governmental jurisdiction. The Property is more particularly described in Exhibit A attached hereto.
   ---------

     C. Nation has established Borrower as a special purpose tribal entity to establish and operate the Enterprise (as defined in the Master Definition List attached hereto as Exhibit B; all capitalized terms used herein without
                   ---------
definition shall have the respective meanings described thereto in the Master Definition List) at the Facility for the purpose of engaging in Gaming.

     D. Nation has determined that the construction of the Facility and the development and operation of the Enterprise is an important tribal governmental project which is intended to improve the economic condition of the Nation and its members, increase tribal revenues, enhance the Nation's economic self-sufficiency, and enable the Nation's government to better serve the social, economic, educational and health needs of the Nation's members.

     E. Nation and Borrower are in need of the financial means to permit them to construct, develop, operate and maintain the Facility and Gaming Enterprise.

     F. Nation and Borrower have requested that Lender make a loan of up to Nine Million and 00/100 Dollars ($9,000,000.00) (the "Loan"), and in connection therewith, will execute and deliver to the Lender's benefit, among other things, the Note and the Security Agreement (as such capitalized terms are defined hereinafter). These documents, together with all other documents evidencing or securing the Loan, are referred to jointly and severally herein as the "Loan Documents."

     G. This Agreement sets forth the terms and conditions of the obligations undertaken by Borrower to induce Lender to make the Loan.

     H. This Agreement is intended to be for the financing of the Facility and the Enterprise only. Nothing herein is intended to be and shall not be construed as constituting a contract for management services as contemplated by IGRA, 25 U.S.C. sec. 2711 (or any successor or related statute or regulation). The parties acknowledge that Lender is to have no management responsibilities with respect to the Enterprise or Gaming activities whatsoever.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged by the parties, the parties hereby agree, as of the date first stated above, as follows:

     1.   Defined Terms.      In addition to the words and terms elsewhere
          -------------
defined in this Agreement or in the Master Definition List, the words and terms set forth in this Article I shall have the meanings herein set forth. All references in this Agreement to any agreement or instrument shall include such agreement or instrument as the same may be amended, restated, modified, supplemented, replaced or substituted from time to time. Such definitions shall be equally applicable to both singular and plural forms of any of the words and terms therein defined. As used herein:

     Council:  The Tribal Council of the Nation.
     -------

     Financing Statements:  The UCC-1 Financing Statements executed and
     --------------------
delivered by Borrower to Lender naming Borrower as debtor and Lender as secured party in order to perfect the security interests granted to the Lender in the Security Agreement.

     Indebtedness:  (i) all indebtedness, whether or not represented by bonds,
     ------------
debentures, notes or other securities, for the repayment of money borrowed, (ii) all deferred indebtedness for the payment of the purchase price of property or assets purchased, (iii) all guaranties, endorsements, assumptions and other contingent obligations in respect of, or to purchase or otherwise to acquire, indebtedness of others, (iv) all indebtedness secured by any mortgage, pledge or lien existing on property owned, subject to such mortgage, pledge or lien, whether or not the indebtedness secured thereby shall have been assumed, and (v) installment purchase contracts, loans secured by purchase money security, interests, and lease-purchase agreements or capital leases.

     Organizational Documents:  Collectively, the following documents, each of
     ------------------------
which shall be in form and substance acceptable to the Lender:

     (a)  a copy of the Bylaws of the Borrower;

     (b) a copy of the ordinances and/or resolutions of the Nation and the Borrower authorizing the execution, delivery and performance of the Loan Documents and the Transaction Documents and providing a limited waiver of its sovereign immunity to the extent required hereby hereof, and providing that all notice and other procedures in connection with the adoption of such ordinances were complied with;

     (c) certificates of the Nation and the Borrower as to organizational matters in form and substance acceptable to Lender;

     (d) financial statements of the Borrower and the Enterprise as may be required to be delivered under the Transaction Documents.

     2.   The Loan.
          --------

          2.1  Funding Commitment.  Lender hereby represents that upon the
               ------------------
Execution Date of this Agreement it shall have on hand or available to it for funding hereunder, and shall loan to Borrower, and Borrower hereby agrees to borrow and repay to Lender upon and after receipt of such amount (the "Loan"), the maximum sum of Nine Million Dollars ($9,000,000)("Maximum Loan Amount"). The Loan shall be evidenced by the Note.

          2.2  Repayment.  The full terms and conditions regarding repayment,
               ---------
interest, prepayment and other matters related to repayment of the Loan are as set forth in the Promissory Note.

          2.3  Purpose; Disbursement Conditions.  The proceeds of the Loan shall
               --------------------------------
be used solely in accordance with the Cost Breakdown to fund the construction, development, equipping, furnishing, decorating, staffing (including training), startup operating capital and related start-up needs of the Facility and the Enterprise. Subject to the terms and conditions of this section, the Loan shall be funded in such a manner so as to assure Borrower that at least sufficient funds will be on hand to cover the next sixty (60) days of expenses, based upon cash flow needs to be developed and approved by the Borrower and Lender. Borrower shall not incur any construction or development obligations without its reasonable satisfaction that adequate cash is available.

               2.3.1   Cost Breakdown
                       --------------

               (a) Lender will make disbursements of the Loan based on a detailed breakdown (a "Cost Breakdown" and projected disbursement release schedule) of construction, financing and other development costs, as more fully described in the attached Exhibit C, which shall be submitted to, and approved
                          ---------
by, Lender prior to the initial disbursement of the Loan.

               (b) The Cost Breakdown restricts disbursements to line items in cost categories. Lender acknowledges that the Cost Breakdown includes funds and disbursements which cover a mutually agreed upon amount of Nation's and Borrower's reasonable legal fees in connection with the negotiation and preparation of this Agreement, the other Loan Documents and the Transaction Documents, and projected costs of efforts to obtain BIA and Commission approval thereof. Borrower agrees to use disbursements solely in conformity with the Cost Breakdown. If the Facility cannot be completed in strict conformity with the most recently approved Cost Breakdown, Borrower must submit immediately to Lender for its approval a revised Cost Breakdown. In the revised Cost Breakdown, Borrower must identify requested changes in any line items and provide a written statement of reasons for the changes. If further changes are required, Borrower must seek Lender's approval. Lender need make no further disbursements unless and until it approves the revised Cost Breakdown as provided, which approval (or the denial thereof) shall be in Lender's reasonable discretion; provided, however that, Lender shall approve all revised Cost Breakdowns necessitated as a consequence of Consultant's default or breach of its obligations under Section 3(ii) of the Construction and Development Agreement so long as the aggregate costs specified in such revised Cost Breakdown do not exceed $9,000,000. The most recently approved Cost Breakdown supersedes all previously approved Cost Breakdowns.

               2.3.2     Loan in Balance; Borrower's Funds Account
                         -----------------------------------------

               (a) The Loan is "in balance" whenever the amount of the undistributed Loan funds, plus any sums provided or to be provided by Borrower as shown in the Cost Breakdown most recently approved by Lender, are sufficient in Lender's reasonable judgment to pay, through completion of the Facility and maturity of the Loan, all costs of construction of the Facility and commencement of initial operation of the Enterprise. The Loan is "out of balance" if and when Lender in its reasonable judgment determines that the funds are insufficient to pay for all such costs and sums payable under the Loan Documents.

               (b) Borrower acknowledges the Loan may become "out of balance" in numerous ways, not all of which may now be foreseen. Borrower further acknowledges that the Loan may become "out of balance" from a shortage of funds in any single line item or category of the Cost Breakdown, even if there are undisbursed Loan funds in other line items or categories. Undisbursed Loan funds in one category or line item (e.g., insurance costs) may not be applied to another category or line item (e.g., HVAC) unless either the Cost Breakdown allows such use (and only to the extent specifically allowed) or Lender consents in writing to such use in each instance, which consent shall not be unreasonably withheld.

                         2.3.3     Disbursement Conditions, Amounts and
                                   ------------------------------------
Procedures.  The Disbursement Procedures attached as Exhibit D, set forth
-----------                                          ---------
disbursement conditions, amounts and procedures applicable to the Loan. Lender will disburse the Loan as described in Exhibit D and elsewhere in this
                                       ---------
Agreement.

                         2.3.4     Repayment of Initial HP Loan and
                                   --------------------------------

Pre-Development Amount.  Borrower hereby agrees that: (i) the Initial HP Loan
-----------------------
and fifty percent (50%) of the Pre-Development Amount shall be repaid from the first advance of funds to Borrower that occurs after Lender has received a license from the Washington State Gambling Commission ("WSGC") as required by Applicable Law; and (ii) at such time as advances under the Loan equal fifty percent (50%) of the amounts required to fund construction of the Facility (as determined in accordance with the Cost Breakdown), the remaining fifty percent (50%) of the Pre-Development Amount shall be repaid as an advance under the Loan.

          2.4  Conditions to Funding Obligation.  The obligation of Lender to
               --------------------------------
make or cause to be made the Loan pursuant to Article 2 hereof shall be subject to, among other things, the following conditions precedent, unless Lender shall have, in each instance, waived such requirement in writing:

               2.4.1 Lender and any Affiliates, officers, shareholders, directors, employees or others connected therewith, as may be required by Applicable Law, shall have applied for and been granted a license or other permission as may be required from the Tribal Gaming Commission, the WSGC, and any other Governmental agency required by Applicable Law, approving said funding by Lender; provided, however, that if Lender has received Interim Funding Approval (as defined herein), the granting of a license from the WSGC shall not be a condition to any funding up to the dollar amount authorized by such Interim Funding Approval; and provided, further, that any funding made pursuant to an Interim Funding Approval shall not be used to repay the Initial HP Loan or the Predevelopment Amount. For purposes hereof, the term "Interim Funding Approval" shall mean written authorization from the WSGC, in form and substance reasonably satisfactory to Lender, approving the funding by Lender of a specified dollar amount prior to the receipt of a license from the WSGC. Lender agrees to promptly apply for such licenses and permissions as soon as practicable following the date of this Agreement, shall cooperate fully with and expeditiously to all requests of any such agency to provide any information required to approve such licensing or other approval, and shall use commercially reasonable efforts, to receive such approval within ninety (90) days of such application. Lender shall bear all of its own costs and attorneys fees associated with obtaining such licenses and permissions. Lender warrants and represents that it knows of no information that would reasonably be expected to prevent it from obtaining such licenses or approvals. The failure to obtain such licenses or approvals in the time specified shall be cause, at Lender's or Borrower's discretion, to terminate the Loan Documents and the Transaction Documents to which Lender is a party, but shall not operate to forgive Borrower of its obligation to repay monies previously advanced to it in accordance with the terms hereof or Nation of its obligation to repay the Initial HP Loan pursuant to the terms of that certain Promissory Note in the maximum principal amount of $800,000 dated August 4, 1997 by the Nation in favor of Lender and that certain Promissory Note in the maximum principal amount of $800,000 dated November 25, 1997 by the Nation in favor of Lender.

               2.4.2 All of the Loan Documents and the Transaction Documents, including the Exhibits to be attached thereto, shall have been fully completed and executed and delivered by both parties.

               2.4.3 Lender shall have received verification in form and substance satisfactory to it that the NIGC does not consider the Loan Documents or Transaction Documents, or any of them taken individually, to constitute a management contract as defined under IGRA, 25 U.S.C. (S) 2711, provided that Nation shall seek such approval from the NIGC immediately after the Execution Date, and if such verification is not approved within ninety (90) days after such approval is sought, this Agreement and the other Loan Documents and Transaction Documents shall terminate and be of no force and effect.

               2.4.4 Lender shall have received approval of the Loan Documents and the Transaction Documents, to the extent required by Applicable Law, from the BIA. Nation shall seek such approval from the Secretary of the Interior immediately after the Execution Date, and if such verification is not approved within sixty (60) days after such approval is sought, this Agreement and the other Transaction Documents shall terminate and be of no force and effect.

               2.4.5 Lender shall have approved UCC, state and federal tax lien, bankruptcy and judgment searches with respect to Nation, Borrower, the Property, the Facility and the Collateral duly certified to a current date by the appropriate filing officer, from the Secretary of State of Washington, the BIA, and each and every other jurisdiction in which the Borrower or the Nation owns assets (other than vehicles covered by a certificate of title), which searches, if not disapproved within ten (10) days after execution of this Agreement, shall be deemed approved.

               2.4.6     Lender shall have received:

                         (a)  an opinion of the Nation's and Borrower's Counsel,
in a form and substance acceptable to Lender, addressing such matters as Lender may require;

                         (b)  a copy of the Compact;

                         (c)  the Organizational Documents;

                         (d)  Borrower shall have directed Lender to pay all
disbursements to be made on the occasion of the initial advance;

                         (e)  A certificate of an officer of the Nation and the
Borrower confirming the representations and warranties set forth herein;

                         (f)  All certificates of insurance and insurance
endorsements required herein; and

                         (g)  All collateral schedules, security interest
subordination agreements, searches, releases and termination statements which Lender may request to assure and confirm the creation, perfection and first priority of the security interests created by the Security Agreement.

     3.   Warranties and Representations. The Nation and Borrower hereby
          ------------------------------
warrant, represent and certify to and for the benefit of Lender as follows, which warranties, representations, certifications and agreements shall be conditions to the disbursement of the Loan, shall survive the funding of the Loan and shall remain continuing during all times when any portion of the Loan remains outstanding:

          3.1 Nation and Borrower each have the full power, authority and authorization to execute, enter into, and deliver the Loan Documents and the Transaction Documents to which each is a party and to perform the obligations Nation and Borrower have assumed hereunder and thereunder, and to own and operate the Facility and to conduct the Enterprise.

          3.2 Borrower is authorized to conduct Gaming on the Property in the manner and in the places anticipated in this Agreement, and to perform the obligations it has assumed under this Agreement.

          3.3 The execution, delivery and performance of the Loan Documents and the Transaction Documents by the Nation and Borrower will not violate any law of the Nation or any law, rule, regulation or court order applicable to the Nation or Borrower, or result in the breach of or constitute a default under the Compact, any indenture or loan, credit or other agreement or instrument to which the Nation is a party or by which they or their assets may be bound or affected or result in the creation or imposition of any lien, charge or encumbrance of any nature upon any of its properties or assets contrary to the terms of any such instrument or agreement;

          3.4 The Loan Documents and the Transaction Documents (including, without limitation, the waivers of sovereign immunity contained therein) have been duly authorized, executed and delivered by the Nation and Borrower, and constitute legal, valid and binding obligations of the Nation and Borrower, enforceable in accordance with the terms thereof except as may be limited by bankruptcy or other laws.

          3.5 Any resolution of the Nation and Borrower approving and authorizing the execution of the Loan Documents and the Transaction Documents was duly adopted at a meeting of the authorizing body at a duly called and convened meeting at which a quorum was present, and has not been repealed, modified or amended since its adoption. All necessary resolutions or other Tribal actions have been taken, and such actions are not subject to any reverse referendum or similar requirement or provision.

          3.6 There are no judgments filed or suits, actions or proceedings pending, or to the knowledge of the Nation or Borrower, threatened against or affecting the Nation or Borrower, or the Property or by any Court, arbitrator, administrative agency or other governmental authority which, if adversely determined, would materially and adversely affect the construction, development or operation of the Enterprise contemplated in the Loan Documents and the Transaction Documents.

          3.7 Borrower possesses adequate licenses, certificates, permits, franchises, patents, copyrights, trademarks and trade names, or the rights thereto, to conduct the Enterprise.

          3.8 The Property, the Facility and the Enterprise and the intended use thereof for the purpose and in the manner contemplated by this Agreement or any other document related hereto are permitted by and will comply in all material respects with all presently applicable Governmental use requirements.

          3.9 The most recent financial statements furnished to Lender by Borrower fairly present the financial condition of the Borrower at and as of the date thereof, and, as of said date, there were no material liabilities of the Borrower, direct or indirect, fixed or contingent, which were not reflected in such financial statements or the notes thereto.

          3.10 To the best of its knowledge, Borrower and the Nation have filed all federal and state tax returns and reports required to be filed, which returns properly reflect the taxes owed for the period covered thereby, and except for taxes being contested in good faith by appropriate proceedings Borrower and the Nation have paid or made appropriate provisions for the payment of all taxes which may become due pursuant to said returns and for the payment of all present installments of any assessments, fees and other Governmental charges upon Borrower or upon any of its property.

          3.11 No consent, approval or authorization of or permit or license from or registration with or notice to any federal or state regulatory authority, the BIA or any third party is required in connection with the making or performance of the Loan Documents, the Transaction Documents or any document or instrument related hereto or thereto, or, if so required, such consent, approval, authorization, permit or license has been requested and/or obtained or will be requested within five (5) business days of the Execution Date or such registration has been made or notice has been given or such other appropriate action has been taken on or prior to the date of such making or performance.

          3.12 Neither the Nation nor Borrower is in default of a material provision under any material agreement, instrument, decree or order to which it is a party or to which it, the Property, the Facility or the Enterprise are bound or affected.

          3.13 The conduct and operation of the Enterprise by the Borrower is not subject to registration with, notification to, or regulation, licensing, franchising, consent or approval by any state or federal Governmental authority or administrative agency, except (i) general laws and regulations which are not related or applicable particularly or uniquely to the type of business conducted by the Nation, which do not materially restrict or limit the business of the Nation, and with which the Nation is in substantial compliance and (ii) laws and regulations promulgated by or associated with the BIA, the NIGC or any State law or agency with jurisdiction over gaming activities under the

Compact, including the Washington State Gaming Commission and the laws of the United States and the State of Washington, all of which have been obtained or will be applied for in accordance with the terms hereof.

          3.14 No tax claims or governmental proceedings are pending or are threatened against Borrower.

          3.15 The Property and the Facility are in compliance with applicable provisions of any specific or general plan and all zoning, subdivision, environmental and health and safety rules, regulations, ordinances, directives and statutes applicable to the Property and the Facility, its occupancy or use; all restrictive covenants, zoning and subdivision ordinances and building laws and other applicable governmental laws, ordinances and lawful requirements applicable to the Property and the Facility have been complied with in all material respects; and no order, notice, complaint, report, or warning from any Governmental agency has been or will be received by or communicated to Nation and/or Borrower, their respective agents, assigns, tenants, subcontractors, or any other Person acting for Nation and/or Borrower, regarding the Property and the Facility, its occupancy or use that has not been or will not be promptly communicated and delivered to Lender.

          3.16 As used herein, "Regulated Substance" means any substance, material, or matter (including, without limitation, medical waste, asbestos, oil, petroleum or chemical liquids or solids, liquids or gaseous products) that may give rise to liability under any Environmental Laws (as defined herein). As used herein, "Environmental Laws" means (i) any local, state or federal laws, rules, ordinances or regulations either in existence as of the date hereof, or enacted or promulgated after the date of this Agreement, that concern the existence, management, control, discharge, treatment, containment, and/or removal of substances or materials that are or may become a threat to public health or the environment; or (ii) any common law theory based on nuisance, trespass, negligence, strict liability, aiding and abetting, or other tortious conduct.

               3.16.1 To Borrower's and Nation's knowledge without investigation or inquiry, there has been no deposit, storage, seepage or filtration of any Regulated Substances at, upon, under or within the Property or any contiguous real estate. To Borrower's and Nation's knowledge without investigation or inquiry, neither the Nation nor the Borrower has caused or permitted to occur, and shall not permit to exist, any condition that may cause a discharge of any Regulated Substances at, upon, under or within the Property or on any contiguous real estate.

               3.16.2 Nation and Borrower shall comply strictly and in all respects with the requirements of the Environmental Laws applicable to the Property and related regulations and with all similar laws and regulations and shall notify Lender immediately in the event of any discharge or discovery of any Regulated Substance at, upon, under or within the Property and the Facility of which Lender has notice. Nation and Borrower shall promptly forward to Lender copies of all orders, notices, permits, applications or other communications and reports of which Lender has notice in connection with any discharge or the presence of any Regulated Substance or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect the Property and the Facility.

     4.   Representations and Warranties of Lender.  Lender, as an inducement to
          ----------------------------------------
the Nation to enter into this Agreement hereby represents, warrants and covenants that:

          4.1 Lender is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is (or prior to the providing of funds herein shall be) licensed, to conduct business in the State of Washington as contemplated herein, and has applied for, and, except as otherwise provided herein, shall obtain prior to providing such funds, such licenses and background investigation approvals as may be required by Applicable Law.

          4.2 The execution, delivery and performance of the Loan Documents have been duly authorized by Lender and such documents are valid and binding obligations of Lender in accordance with their terms thereof, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights.

          4.3 To the extent relevant under Applicable Law with respect to Lender's obtaining Governmental approval of the Loan, and to the best of Lender's knowledge, neither Lender nor any current Affiliate, shareholder, officer, director or key employee thereof has ever had an application for a gaming license rejected, or because of its or their own background caused the application for a gaming license for another to be rejected, nor has any gaming-related license which has been issued to any of such entities or persons ever been suspended or revoked, and neither Lender nor any of its current Affiliates, officers, directors or key employees has ever been convicted of a felony or a gaming-related misdemeanor.

     5.   Affirmative Covenants.  In addition to the covenants and agreements of
          ---------------------
the Nation set forth and contained in the other Loan Documents and the Transaction Documents, the Nation and Borrower hereby covenant and agree to and with Lender that, so long as the Note remains due and unpaid, or any other obligation of Nation to Lender pursuant to the Loan Documents or the Transaction Documents remains due under the terms hereof, Borrower will:

          5.1 Use the proceeds of the Loan solely for the purposes of and in accordance with the terms hereof;

          5.2 Pay all taxes (including payroll and withholding taxes) assessments and governmental charges prior to the time when any penalties or interest accrue, unless contested in good faith by appropriate proceedings in accordance with Section 10;

          5.3 Continue the operation of the Enterprise; maintain all rights, licenses, and franchises necessary for the operation of the Enterprise; and comply with all Applicable Laws pertaining to the Enterprise, including but not limited to IGRA;

          5.4 Maintain property, liability, business interruption, worker's compensation and other forms of insurance in commercially reasonable amounts naming Lender as an additional insured and a loss payee, with thirty (30) day cancellation notices to go to Lender.

          5.5 Furnish to Lender as soon as possible and in any event within five (5) business days after the Nation has obtained actual knowledge of the occurrence of Event of Default or any event which with the passage of time or the giving of notice or both would constitute an Event of Default, a statement signed by Borrower setting forth details of such event and the action which Borrower has taken, is taking, or proposes to take to correct the same;

          5.6 Promptly give notice in writing to Lender of any and all litigation involving Borrower, the Nation, the Enterprise or the Facility where the amount in dispute exceeds $50,000 or is not covered by insurance, and of any and all proceedings commenced against the Nation or Borrower by or before any court or governmental or regulatory agency, which may have an adverse material impact on the Enterprise or Borrower's ability to pay amounts due under the Note;

          5.7 Comply with the requirements of all Applicable Laws, rules, regulations and orders of any Governmental Authority a breach of which would materially and adversely affect the Enterprise, except where diligently contested in good faith and by proper proceedings;

          5.8 Obtain all necessary and appropriate state, federal, local, tribal, and private clearances, authorizations, permits and licenses with respect to the Enterprise;

          5.9 Preserve all of the rights, privileges and franchises necessary or desirable in the normal conduct of the Enterprise; conduct the Enterprise in an orderly, efficient and regular manner; and not liquidate, merge, dissolve, suspend business operations or assign, encumber, lease, transfer, encumber or sell the Facility, the Enterprise, the Collateral or any portion thereof or all or substantially all of its assets and the Nation shall not transfer any of its ownership interest in Borrower without the prior written consent of Lender, which consent (or the denial thereof) shall be in Lender's sole and absolute discretion;

          5.10 Keep all of the assets and properties necessary to its business, including without limitation the Facility, in good working order and condition, ordinary wear and tear excepted;

          5.11 At all times keep proper books of record and accounts for the Enterprise in accordance with GAAP, and, upon one (1) days notice of Lender, provide any duly authorized representative of Lender access during normal business hours to, and permit such representative to reasonably examine, copy or make extracts from, any and all books, records and documents in the Nation's possession or control relating to the Facility, the Property or the Enterprise;

          5.12 Authorize and cause the Enterprise, on behalf of the Nation, to make monthly principal payments under the Note to the extent it is required to do so, under the Note, which authorization shall not be revoked, canceled, or terminated;

          5.13 Employ as Enterprise management and key operating personnel persons with requisite and appropriate experience for the position for which they are employed, taking into account Nation's Indian preference policy and its goal of placing and advancing as many of Nation's qualified tribal members as possible into Gaming Enterprise managerial, key and other employee positions; and

          5.14 Employ in positions other than as management and key operating personnel a reasonable and appropriate number of persons with requisite and appropriate experience for the position for which they are employed, at rates of pay appropriate to the position; and establish, maintain and enforce operating policies and procedures which reflect sound and reasonable business judgment and which are appropriate for the Enterprise.

          5.15 Retain competent consultants with requisite and appropriate experience to consult with Borrower as necessary to assist in the operation of the Facility and the Enterprise in accordance with industry standards for similar operations. All rights of any consultant to compensation or fees pursuant to any such contract shall be subordinate to Lender's rights under the Loan Documents and the Transaction Documents.

     6.   Financial Statements and Audits.
          -------------------------------

          6.1 Borrower shall deliver to the Lender as soon as practicable and in any event within twenty (20) days after the end of each month, a statement of Gross Revenue, Net Receipts, Net Revenue and Available Distributable Cash for the preceding month, all in reasonable detail and certified by the chief executive or financial officer of Borrower to have been prepared in accordance with GAAP and this Agreement.

          6.2 Borrower shall deliver to the Lender an accounts receivable report and an accounts payable aging report of the Enterprise at such times as the Lender may from time to time request.

          6.3 Borrower shall deliver to the Lender, all reports required by law and applicable regulations submitted to or received from any federal, state or Tribal gaming authorities within thirty (30) days of receipt thereof.

          6.4 Borrower shall deliver to the Lender as soon as is practicable and in any event within ninety (90) days after the close of each fiscal year,
(i) an audited balance sheet of the Enterprise and Borrower, (ii) an audited statement of income of the

Enterprise and Borrower, and (iii) an audited statement of cash flows, in each case, of the Enterprise and Borrower, as at the end of and for the fiscal year just closed, setting forth in comparative form the corresponding figures for the preceding Fiscal Year all in reasonable detail and certified (without any qualification or exception) by independent, nationally recognized public accountants; and concurrently with such financial statements, a written statement signed by such independent accountants (x) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of any Event of Default or potential Event of Default, or, if such independent accountants shall have obtained from such examination any such knowledge, they shall disclose in such written statement the Event of Default or potential Event of Default and the nature thereof, it being understood that such independent accountants shall be under no liability, directly, or indirectly, to anyone for failure to obtain knowledge of any such Event of Default or potential Event of Default, and (y) setting forth calculations of such auditors as to the compliance by Borrower with all the covenants contained herein (including, without limitation, calculations of Gross Gaming Revenues, Net Receipts, Net Revenues and Available Distributable Cash).

          6.5  Audits.  Borrower shall cause to be performed on a timely basis,
               ------
and delivered to Lender within thirty (30) days of completion and receipt by Borrower thereof, all audits of the Enterprise which must be performed in accordance with Applicable Law. Such reports shall include at a minimum an annual audit performed by a nationally recognized independent public accounting firm in accordance with generally accepted auditing standards as applied to casinos and sufficient to meet NIGC auditing requirements.

          6.6  Government Reports.  The Nation shall deliver to Lender all
               ------------------
reports to or from any Governmental agency within five (5) days of submission to or receipt from such agency.

     7.   Negative Covenants.  Nation and Borrower covenant and agree that
          ------------------
Borrower will not, except with the prior written consent of Lender (which consent, or the denial thereof, shall be in Lender's sole and absolute discretion):

          7.1  Indebtedness.  Incur any Indebtedness during the term of the Loan
               ------------
other than (i) the Loan, (ii) trade payables of the Enterprise incurred in the ordinary course of business, and (iii) purchase money financing not in excess of $100,000 at any one time outstanding;

          7.2  Sale or Disposition of Property.  Sell, dispose of, lease,
               -------------------------------
assign, sublet, transfer, mortgage or encumber (whether voluntarily or by operation of law) all or any part of its right, title or interest in or to the Property, the Facility, the Collateral, the Enterprise or, in the case of Nation, Borrower except (i) encumbrances to secure purchase money financing permitted under Section 7.1 which attach solely to the asset being financed thereby; and (ii) dispositions of equipment in connection with replacements with equipment of equal or greater value;

          7.3  Alteration of Enterprise.  Materially alter the nature of the
               ------------------------
Enterprise;

          7.4  Excessive Compensation. Pay excessive or unreasonable salaries,
               ----------------------
bonuses, commissions, consultant fees, or other commissions to employees, agents, contractors, vendors or the Tribal Gaming Commission;

          7.5  Material Breach.  Cause or permit any breach, default or event of
               ---------------
default to occur under any of the Transaction Documents which is not cured within the applicable cure provisions thereof;

          7.6  Consolidations; Mergers.  Consolidate or merge with any
               -----------------------
corporation; acquire any business, or acquire stock of any corporation; enter into any partnership or joint venture; or form any subsidiary.

          7.7  Distributions.  Make any distribution of funds to the Nation or
               -------------
any dependent or independent entity or Affiliate of the Nation or Borrower not expressly permitted in the Loan Documents or the Transaction Documents; or

          7.8  Investments.  Lend or advance money or credit to any person
               -----------
(other than customers of the Enterprise in the ordinary course of business, consistent with industry standards and on commercially reasonable terms), or invest in (by capital contribution, creation of subsidiaries or otherwise), or purchase or repurchase the stock or Indebtedness, or all or a substantial part of the assets or properties, of any person, or enter into any exchange of securities with any person, or guarantee, assume, endorse or otherwise become responsible for (directly or indirectly or by any instrument having the effect of assuring any person's payment or performance or capability) the Indebtedness, performance, obligations, stock or dividends of any person, or agree to do any of the foregoing.

     8.   Events of Default.  Each of the following occurrences shall constitute
          -----------------
an Event of Default under this Agreement and under the other Loan Documents (any such event, an "Event of Default"):

          8.1 Failure of Borrower to pay any or all of the Indebtedness arising out of this Agreement or the other Loan Documents or any amounts owing pursuant to the Transaction Documents or provide any financial statements or audits required pursuant to Section 6 hereof within five (5) days of when due;

          8.2 Failure of Borrower to observe or perform any of its respective covenants, conditions or agreements to be observed or performed by it under the Loan Documents so as to render it in default thereof, including the failure to cure as provided in such document, for a period of fifteen (15) days after written notice specifying such default and requesting that it be remedied, unless Lender has agreed in writing to an extension of such time prior to its expiration, or for such longer period as may be reasonably necessary to remedy such default (other than defaults which can be cured through payment of money), provided that such breaching party is proceeding with reasonable diligence to remedy the same;

          8.3 Nation or Borrower shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any present or future state or federal bankruptcy act or under any similar federal or state law, or shall be adjudicated a bankrupt or insolvent, or shall make a general assignment for the benefit of its creditors, or shall be unable to pay its debts generally as they become due (other than as permitted in the Note and the Sublease); or if a petition or answer proposing the adjudication of Nation or Borrower by Nation, Borrower or any Affiliate of Nation or Borrower as a bankrupt or its reorganization under any present or future state or federal bankruptcy act or any similar federal or state law shall be filed in any court and such petition or answer shall not be discharged or denied within thirty (30) days after the filing thereof, or if a receiver, trustee or liquidator of Nation or Borrower of all or substantially all of the assets of Nation or Borrower or of the Property, the Facility, the Enterprise, or the Collateral shall be appointed in any proceeding and shall not be discharged within thirty (30) days of such appointment; or if such party shall consent to or acquiesce in such appointment; or if the property and estate and interest of the Nation or Borrower in the Property, the Facility, the Enterprise, or the Collateral or any part thereof shall be levied upon or attached in any proceeding, and such levy or attachment shall remain undischarged for a period of thirty (30) days during which execution has not been effectively stayed; or

          8.4 The Property, the Facility or the Enterprise is condemned, destroyed or damaged to any material extent, and is not substantially restored within one (1) year after the date thereof.

          8.5 Any representation or warranty made by the Nation or Borrower in any of the Loan Documents or the Transaction Documents shall prove to be untrue or misleading in any material respect, or any financial information, or any statement, certificate or report furnished hereunder or under any of the Loan Documents or the Transaction Documents by or on behalf of the Nation or Borrower shall prove to be untrue or misleading in any material respect on the date when the facts set forth and recited therein are stated or certified.

          8.6 The occurrence of an event of default of Borrower with respect to any Indebtedness other than the Loan.

          8.7 Any breach or default under any Transaction Document (taking into account applicable cure periods set forth therein).

     9.   Rights and Remedies.  Upon the occurrence of an Event of Default and
          -------------------
at any time thereafter until such Event of Default is cured to the written satisfaction of Lender, may, without notice or demand, exercise one or more of the following rights and remedies:

          9.1  So long as Lender has given the notice required pursuant to
Section 11.6.3.4 and the thirty (30) day period specified therein has expired without cure, declare all unmatured obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable;

          9.2 Offset any indebtedness Lender or any of its Affiliates then owes to the Nation, whether or not then due, against any obligation then owed to the Lender or any of its Affiliates, whether or not then due;

          9.3 Exercise and enforce any and all rights and remedies available upon default otherwise available under Applicable Law or any other Loan Document or Transaction Document, including but not limited to the Security Agreement.

     10.  Permitted Contests.  Neither the Nation nor the Borrower shall be
          ------------------
required to pay any tax, charge, assessment or imposition on Gross Revenues or Net Revenues, or imposed on the Nation or Borrower with respect to the Facility or the Enterprise, or on the Facility or Gaming Enterprise themselves, so long as the Nation or Borrower shall contest, in good faith and at its own cost and expense, the amount or validity thereof, in an appropriate manner or by appropriate proceedings which shall operate during the pendency thereof to prevent the collection of or other realization upon the tax, assessment, levy, fee, rent, charge, lien or encumbrance so contested and to further prevent the sale, forfeiture or loss of the Enterprise or Facility or any part thereof, to satisfy the same. Each such contest shall be promptly prosecuted to final conclusion (subject to the right of the Nation or Borrower to settle any such contest), and in any event the Nation and Borrower will save Lender harmless against all losses, judgments, decrees and costs (including attorneys fees and expenses in connection therewith) and will, promptly after the final determination of such contest or settlement thereof, pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable therein, together with all penalties, fines, interest, costs and expenses thereon or in connection therewith. Nation or Borrower shall give Lender prompt written notice of any such contest.

     11.  Miscellaneous.
          -------------

          11.1 Notices.  Any notice required to be given pursuant to this
               -------
Agreement shall be delivered by overnight courier or U.S. Express Mail with notice deemed effective on the later of the first business day after deposit or the day on which the courier confirms delivery, addressed as follows:

     (a)  If to the Borrower:

          Yakama Tribal Gaming Corporation
          c/o The Confederated Tribes and
          Bands of the Yakama Indian Nation
          P.O. Box 151
          Toppenish, Washington 98948

     With a copy to:

          The Confederated Tribes and
          Bands of the Yakama Indian Nation
          P.O. Box 151
          Toppenish, Washington 98948
          Attn:  Chairperson, Tribal Council

               and:

          Levine & Associates
          2049 Century Park East, Suite 710
          Los Angeles, CA 90017
          Attn:  Jerome Levine, Esq.

     (b)  If to Lender:

          HP Yakama, Inc.
          c/o Hollywood Park, Inc.
          1050 South Prairie Avenue
          Inglewood, CA 90301
          Attn:  Chief Financial Officer

     With simultaneous copies to:

          Irell & Manella LLP
          1800 Avenue of the Stars, Suite 900
          Los Angeles, CA 90067
          Attn:  Alvin Segel, Esq.

or to such other address(es) as the parties provide to each other in writing.

          11.2   Amendments, Etc.  This Agreement and the Transaction Documents
                 ---------------
may not be amended or modified, nor may any of their terms (including, without limitation, terms affecting the maturity of or rate of interest on the Note) be modified or waived, except by written instruments signed by Lender and Borrower.

          11.3   Time of Essence.  Time is of the essence in the performance of
                 ---------------
this Agreement.

          11.4   Binding Effect and Assignment.  This Agreement shall be binding
                 -----------------------------
upon and inure to the benefit of the Nation and Lender and their respective successors and permitted assigns, except that neither party may transfer or assign its rights hereunder without the prior written consent of the other.

          11.5   Waivers.  No waiver by a party of any right, remedy or Event
                 -------
of Default hereunder shall operate as a waiver of any other right, remedy, or Event of Default or of the same right, remedy or Event of Default on a future occasion. No delay on the part of a party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude other or future exercise thereof or the exercise of any other right or remedy.

          11.6   Limited Waiver of Sovereign Immunity.
                 ------------------------------------

                 11.6.1    Retention of Sovereign Immunity.  By this Agreement,
                           -------------------------------
the Nation and Borrower do not waive, limit or modify their respective sovereign immunity from unconsented suit or proceedings in arbitration, except as provided in this Section.

                 11.6.2    Scope of Waiver.  Subject to the provisions of this
                           ---------------
Section the Nation and Borrower hereby expressly grant to Lender and other Persons within the scope of Section 11.6.5, a limited waiver of their respective sovereign immunity from unconsented suit and proceedings in arbitration, their respective right to require exhaustion of Tribal remedies, its right to seek Tribal remedies and their respective right to be sued in the Courts of the Nation, as such Courts are or may be established, and consents to suit in accordance with this Section.

                 11.6.3    Procedural Requirements.  The Nation and Borrower
                           -----------------------
grant a limited waiver of their respective sovereign immunity as to suit involving a claim if, and only if, each and every one of the following conditions is met:

                           11.6.3.1  The claim is made by a party designated
under Section 11.6.5, and not by any other Person;

                           11.6.3.2  The claim alleges a breach by the Nation or
Borrower of one or more of the specific obligations or duties expressly assumed by the Nation or Borrower under the terms of this Agreement or the other Loan Documents (including, without limitation, all indemnification obligations hereunder);

                           11.6.3.3  The claim seeks:

                                (a)    some specific action, or discontinuance
of some action, by the Nation, Borrower or the Enterprise to bring the Nation or Borrower into full compliance with the duties and obligations expressly assumed by the Nation or Borrower under this Agreement or the other Loan Documents; or

                                (b)    money damages for noncompliance with the
terms and provisions of this Agreement or the other Loan Documents (including, without limitation, all indemnification obligations hereunder).

                 11.6.3.4 The claim is made in a detailed written statement to the Nation or Borrower, as applicable, stating the specific action or discontinuance of action by the Nation, Borrower, or the Enterprise which would cure the alleged breach or non-performance, or the sum of money claimed to be due and owing from the Nation or Borrower, as applicable, to Lender by reason of such specific breach or non-performance, and, except where Lender is seeking injunctive relief, the Nation or Borrower shall have thirty (30) calendar days to cure such breach or non-performance or to make such payment before arbitration or judicial proceedings may be instituted.

                 11.6.4    Time Period.  With respect to any claim authorized in
                           -----------
this Section, initial judicial proceedings, as authorized herein, shall be commenced within the later of two (2) years after the claim accrues or one year after the claim is discovered, or such claim shall be forever barred. The waiver granted herein shall commence on the Execution Date and shall continue for two years following the expiration, termination, or cancellation of this Agreement or the other Loan Documents (whichever is later), except that the waiver shall remain effective for any proceedings then pending, and all appeals therefrom.

                 11.6.5    Recipient of Waiver.  The recipients of the benefit
                           -------------------
of this waiver of sovereign immunity are limited to Lender, its successors and assigns, and any and all Persons covered by the indemnification provisions hereof.

                 11.6.6    Federal Question.  The parties agree that any dispute
                           ----------------
raised under the provisions of this Section 11.6 shall be resolved first pursuant to applicable federal law, and if no federal law applies, pursuant to the applicable laws of the State.

                 11.6.7    Service of Process.  In any proceeding brought
                           ------------------
pursuant to this Section 11.6, the Nation and Borrower consent to service made in accordance with the notice provisions of this Agreement.

                 11.6.8    Enforcement.  The Nation and Borrower waive their
                           -----------
respective sovereign immunity from a judgment or order consistent with the terms and provisions of this Section 11.6, which is final because either the time for appeal thereof has expired or the judgment or order is issued by a court having final appellate jurisdiction over the matter. The Nation and Borrower consent to the jurisdiction of the United States District Court for the Eastern District of Washington and any court having appellate jurisdiction thereover, consistent with the terms and conditions of this Section 11.6. None of the parties shall object to the jurisdiction or venue of said federal court. Without in any way limiting the generality of the foregoing, the Nation and Borrower expressly authorize any Governmental authorities who have the right and duty under Applicable Law to take any action authorized by any court, to take such action to give effect to any judgment entered against the Nation or Borrower, including, without limitation, entering on to the Property, or any other lands within the Nation's jurisdiction, and the Facility to seize possession of any Collateral for the purpose of giving effect to any judgment entered against the Nation or Borrower pursuant to this Section 11.6.

                 11.6.9    Assets Pledged to Satisfy Enforcement Proceedings.
                           -------------------------------------------------
The foregoing limited waiver of sovereign immunity is expressly conditioned on the parties' agreement, set forth herein, that the only assets, including property and funds, which shall be available, and which are thus specifically pledged and assigned hereby, to satisfy any enforcement proceedings or judgment in connection with this Agreement, or any other Loan Document, shall be limited to (i) the Collateral, and (ii) possession of the Leased Premises as provided in the Master Lease.

                 11.6.10   Limitation Upon Enforcement.  Except with respect to
                           ---------------------------
damages arising under the indemnification provisions of this Agreement awarded against the Borrower and/or the Enterprise, damages awarded against the Nation, Borrower, or the Enterprise shall be satisfied solely from assets specified in
Section 11.6.9, and shall not constitute a lien upon or be collectible from any other income or assets of the Nation or Borrower, except with the written consent of the Nation or Borrower.

                 11.6.11   Expenses of Judicial Enforcement.  Except as ordered
                           --------------------------------
by a court of competent jurisdiction and as set forth in the indemnification provisions hereof, all parties shall bear their own costs, including attorneys' fees, in connection with any judicial proceedings authorized under this Agreement. The parties expressly agree that this provision shall survive the termination, for any reason, or expiration of this Agreement.

                 11.6.12   Guaranty.  The Nation and Borrower agree not to
                           --------
revoke or limit, in whole or in part, the limited waiver of sovereign immunity of the Nation and Borrower contained in this Section 11.6 or in any way attempt to revoke or limit, in whole or in part, such limited waiver of sovereign immunity. In the event of any such revocation or attempted revocation, the parties expressly recognize and agree that there remains no adequate remedy at law available to Lender or the Persons covered by the indemnification provisions hereof, and the Nation and Borrower hereby consent to the entry of appropriate injunctive relief consistent with the terms and conditions of this Agreement, as may be granted by any court of competent jurisdiction.

          11.7   Remedies Cumulative.  The rights and remedies herein specified
                 -------------------
of the parties hereto are cumulative and not exclusive of any rights or remedies which the parties hereto would otherwise have at law or in equity or by statute.

          11.8   Governing Law and Entire Agreement.  This Agreement shall be
                 ----------------------------------
governed by federal law, if applicable, then by the laws of the State of Washington. The Loan Documents and the Transaction Documents contain the entire agreement of the parties on the matters covered herein.

          11.9   Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.

          11.10  Not Joint Venturers. Lender is not, and shall not by reason of
                 -------------------
any provision of any of the Transaction Documents be deemed to be, a joint venturer with or partner or agent of the Nation and/or Borrower.

     12.  Indemnification.
          ---------------

          12.1   Indemnification by Nation and Borrower.  The Nation and
                 --------------------------------------
Borrower agree to indemnify and hold harmless Lender, its directors, officers, agents and employees, against any and all claims of or losses, damages or liability to third parties to which Lender, its directors, officers, agents and employees, may become subject under any law in connection with the carrying out of the transactions contemplated by this Agreement or the other Loan Documents, or the conduct of any activity on the Property (other than as a result of gross negligence or willful misconduct of any such party) and to reimburse Lender, its directors, officers, agents and employees, for any out-of-pocket legal and other expenses (including reasonable attorneys' fees) incurred by Lender, its directors, officers, agents and employees, in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions relating thereto. Lender agrees, at the request and reasonable expense of the Nation and Borrower, to cooperate in the making of any investigation in defense of any such claim and promptly to assert any or all of the rights and privileges and defenses which may be available to Lender. The Nation and Borrower further release and agree to hold harmless Lender, its directors, officers, agents and employees, from any claims of or losses, damages or liability to third parties arising out of any covenant, representation or undertaking of the Nation or Borrower contained in this Agreement, or the other Loan Documents. The provisions of this Section shall survive the termination of this Agreement and the other Loan Documents.

          12.1.1 Indemnification by Lender.  Lender agrees to indemnify and
                 -------------------------
hold harmless the Nation and Borrower and their respective directors, officers, agents and employees, against any and all claims of or losses, damages or liability to third parties to which the Nation and Borrower and their respective directors, officers, agents and employees, may become subject under any law as a result of the gross negligence or willful misconduct of the directors, officers, agents or employees of the Lender, and to reimburse the Nation and Borrower and their respective directors, officers, agents and employees, for any out-of-pocket legal and other expenses (including reasonable attorneys' fees) incurred by the Nation or Borrower or their respective directors, officers, agents and employees, in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions relating thereto. The Nation and Borrower agree, at the request and reasonable expense of the Lender, to cooperate in the making of any investigation in defense of any such claim and promptly to assert any or all of the rights and privileges and defenses which may be available to the Nation and Borrower. Lender further releases and agrees to hold harmless the Nation and Borrower and their respective directors, officers, agents and employees, from any claims of or losses, damages or liability to third parties arising out of any covenant, representation or warranty of the Lender contained in this Agreement or the other Loan

Documents. The provisions of this Section shall survive the termination of this Agreement and the other Loan Documents.

          12.1.2 Rights of Persons Covered.  The Persons covered by the
                 -------------------------
indemnification provisions hereof shall be third party beneficiaries of this Agreement and shall have the right, subject to the provisions of this Agreement, to enforce such indemnification provisions.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives and delivered as of the day and year first above written.

"Borrower"

YAKAMA TRIBAL GAMING CORPORATION,
a tribal corporation formed under the laws of the Confederated Nations and Bands of the Yakama Indian Nation


By:______________________________
Name:____________________________
Title:___________________________

"Lender"

HP YAKAMA, INC.,
a Delaware corporation


By:______________________________
Name:____________________________
Title:___________________________

As to Sections 3, 5, 6, 7, 10, 11.4, 11.6, 11.8 and 12 only

"Nation"

CONFEDERATED NATIONS AND BANDS OF THE
YAKAMA INDIAN NATION,
a federally recognized Indian Nation


By:______________________________
Name:____________________________
Title:___________________________

                                   Exhibit A
                                   ---------

                           [description of property]

                                   Exhibit B
                                   ---------

                            Master Definitions List

                                   Exhibit C
                                   ---------

                                COST BREAKDOWNS

     The Cost Breakdown shall be an analysis, prepared by Borrower and approved by Lender, of the total amount needed by Borrower to construct, develop and initiate operations of the Facility and the Enterprise and to perform Borrower's other obligations under the Loan Documents and the Transaction Documents.

     The Cost Breakdown shall set forth the maximum amount of Loan funds allocated to each line item. Lender will disburse the Loan according to those allocations, all on the terms and subject to the conditions of this Agreement.

     Whenever a revised Cost Breakdown is required, Borrower must prepare and submit it for Lender's approval all in accordance with this Agreement. Any revised Cost Breakdown approved by Lender will be a more recent version of the analysis provided in the initial cost breakdown, and must include revised versions of any detailed breakdowns included in the initial cost breakdown.

     The signature of Borrower or any of its authorized agents or representatives on the initial Cost Breakdown or any revised Cost Breakdown constitutes representations and warranties made by Borrower to Lender under this Agreement.

                                   Exhibit D
                                   ---------

                            DISBURSEMENT PROCEDURES

I.   Conditions to Disbursement
     --------------------------

     Before Lender becomes obligated to make any disbursement under this Agreement, all conditions to the disbursement must have been satisfied at Borrower's sole cost and expense in a manner reasonably acceptable to Lender.

     No waiver of any condition to disbursement is effective unless expressly made by Lender in writing. If Lender makes a disbursement before fulfillment of one or more required conditions, that disbursement alone will not be a waiver of such conditions, and Lender reserves the right to require their fulfillment before making any subsequent disbursements. If all conditions are not satisfied, Lender, acting in its reasonable judgment, may disburse as to certain items or categories of costs and not others.

     1.1  Loan Closing and First Disbursement
          -----------------------------------

          Lender is not required to make the first disbursement until all conditions to close the Loan are satisfied. In addition to the conditions set forth in the body of this Agreement, these conditions include the following:

          (a) Lender must receive a Draw Request, as defined and described hereinafter.

          (b) The plans and specifications for the Facility must be approved by Lender.

          (c) The account(s) to be established for funding of the Loan must be opened.

          (d) Lender must receive such financial statements, tax returns and other financial information as it may reasonably require regarding the financial condition of Borrower or any of its other parties or the Property.

          (e)  Lender shall have received and approved the first Cost Breakdown.

     1.2  Subsequent Disbursements
          ------------------------

     After the first disbursement, Lender shall not be required to make any further disbursements if:

          (a)  Lender does not receive a Draw Request; or

          (b) Lender has not received copies of all building permits (or their equivalent) for the Facility or evidence satisfactory to Lender from the appropriate Governmental authorities that, except for the payment of permit issuance fees, all conditions to the issuance of permits (or their equivalent) have been satisfied and the Governmental authorities are in a position to deliver such permits (or their equivalent) to Borrower; or

          (c) The Facility (or any portion thereof) is materially damaged and not repaired, unless Lender receives funds from Borrower or insurance proceeds sufficient to pay for all repairs in a timely manner; or

          (d) The Property or any interest in it is affected by eminent domain or condemnation proceedings; or

          (e) Lender receives a bonded stop notice or notice of a mechanics lien or notice of a claim from a contractor for unpaid and delinquent amounts owing, unless Borrower files a bond satisfactory to Lender; or

          (f)  The Loan is "out of balance" according to this Agreement; or

          (g) Lender determines that there has been or will be a material failure to meet the projections of the Cost Breakdown, and Borrower fails to comply with any demand by Lender to submit a revised Cost Breakdown or Lender does not approve any revised Cost Breakdown proposed by Borrower; or

          (h) Lender has notified Borrower that a reasonable basis to believe that a breach, default or failure of condition under any of the Loan Documents and/or the Transaction Documents exists.

          (i) An Event of Default has occurred and is continuing, or an event has occurred that with notice or the passage of time could become such an Event of Default.

II.  Disbursement Amounts
     --------------------

     Set forth in one of the columns of the cost breakdown will be a "Loan Disbursement Budget" broken down by line items. From each line item, Lender will disburse Loan funds in a total amount not to exceed the Loan Disbursement Budget for that line item, taking into account all prior disbursements, any applicable retention requirements and any reallocation of funds to which Lender has consented in writing.

III. Disbursement Procedures
     -----------------------

     3.1  Draw Requests
          -------------

          (a) For each disbursement, Borrower must submit to Lender a written request signed by Borrower or its agent designated below and its contractor, together with such documentation and information as Lender requires (collectively, a "Draw Request"). Each Draw Request must be acceptable in form and substance to Lender in the exercise of its reasonable judgment and include such items of information and documentation, including invoices, canceled checks, lien waivers and other evidence as Lender requires, to show that Borrower is in compliance with the Loan Documents. If Lender so requires, any given Draw Request also must include written certification by the Facility architect and the contractor that the Facility as constructed to date conform to the plans and specifications previously approved by Lender.

          (b) In each Draw Request, Borrower must request disbursement for one or more specified line items of the cost breakdown. Borrower may submit a Draw Request to Lender on or about the 1st day of each month, unless Lender agrees to make disbursements more frequently than once a month. Borrower must use all Loan funds strictly for the purposes for which they are disbursed.

          (c) Unless Borrower has notified Lender in writing to the contrary, each Draw Request constitutes Borrower's representation and warranty to Lender that (i) the Loan is "in balance," (ii) all prior disbursements, as well as that currently being requested, were and will be used in strict compliance with the cost breakdown and (iii) no Event of Default has occurred, and no event has occurred that, with notice or the passage of time, could become an Event of Default.

     3.2  Account
          -------

          Unless Lender and Borrower have agreed otherwise in writing, Lender shall make disbursements into a single account established for the funding of the Loan.

     3.3  Disbursements to Other Parties
          ------------------------------

     Notwithstanding the foregoing, Lender if it so chooses may make disbursements directly to Borrower's contractor, subcontractors, laborers or material suppliers designated by Borrower.

     3.4  Interest on Disbursements
          -------------------------

          Interest on each disbursement, whether initiated by Borrower or Lender, is payable from the time Lender debits the Loan funds in the amount of the disbursement.

     3.5  Authorized Signatories
          ----------------------

          Borrower authorizes either Richard Steve Isaac or Mitzie Smart Lowit to sign all Draw Requests and other documents in connection with the administration of the Loan. Borrower represents and warrants to Lender that the following signatures are specimen signatures of the persons named in the preceding sentence:


               _____________________________


               _____________________________

                                   EXHIBIT B
                                   ---------

                            MASTER DEFINITIONS LIST

     In addition to the words and terms elsewhere defined in this Agreement, the words and terms set forth in this Exhibit A shall have the meanings herein set forth. All references herein to any agreement or instrument shall include such agreement or instrument as the same may be amended, restated, modified, supplemented, replaced or substituted from time to time. Such definitions shall be equally applicable to both singular and plural forms of any of the words and terms therein defined. As used herein:

     Affiliate:  With respect to a specified person or entity, any other person
     ---------
or entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the specified person or entity. For the purpose of this definition, "control" means the ability to directly or indirectly, by voting securities, partnership interests, contract or otherwise, direct or cause the direction of the policies or management of the specified person or entity.

     Applicable Law:  All laws of the Nation, the United States and any state
     --------------
which apply to any activity herein, which laws shall include, but are not limited to, IGRA (including all regulations, rules or ordinances promulgated thereunder, or any amendments or successors in whole or in part thereto), the Tribal Gaming Ordinance (including all regulations, rules or ordinances promulgated thereunder and all amendments or successors thereto), and any law made applicable under the Compact.

     Available Distributable Cash:  Net Receipts after deduction of the
     ----------------------------
following items in the following order of priority: (1) interest payments on the Loan, (2) a set aside as a reserve for operating and contingent needs of the Enterprise made with HP's prior written consent, which consent or the denial thereof shall not be unreasonably denied or delayed, and (3) the Tribal Preference.

     BIA:  The Bureau of Indian Affairs, United States Department of Interior.
     ---

     Borrower:  The Tribal Corporation.
     --------

     Business Day:  Monday through Friday, excluding legal holidays.
     ------------

     Chairman:  The Chairman of the NIGC.
     --------

     Commencement Date:  The first date the Enterprise is open to the public for
     -----------------
Gaming.

     Collateral:  The property defined in the Security Agreement as
     ----------
"Collateral."

     Compact:  The tribal-state compact between the Nation and the State dated
     -------
June 9, 1996 which has been approved by the Secretary pursuant to 25 U.S.C.
(S)2710(d).

     Construction and Development Agreement:  The Construction and Development
     --------------------------------------
Agreement dated as of the date first stated above between the Nation, the Tribal Corporation and Consultant.

     Consultant:  HP Yakama Consulting, Inc., a Delaware corporation.
     ----------

     Consulting Agreement:  The Consulting Agreement dated as of the date first
     --------------------
stated above between the Nation, the Tribal Corporation and Consultant.

     Effective Date:  The first business day after (i) the Consultant and the
     --------------
Nation have received written notice from (x) the Chairman or NIGC that the Loan Documents and the Transaction Documents both collectively and individually, do not constitute a "management contract," as defined in 25 C.F.R. (S)502.15, and
(y) the Secretary, or his designee, that the Loan Documents and the Transaction Documents have been approved, and (ii) the receipt by Lender and Consultant and their respective Affiliates, officers, shareholders, directors, employees or others, of all licenses or other permissions as may be required from the Tribal Gaming Commission, the Washington State Gambling Commission and any other Governmental agency as required by Applicable Law.

     Enterprise:  The Gaming operations and ancillary business activities
     ----------
conducted in the Facility.

     Execution Date:  The date set forth in the first paragraph of the document
     --------------
in which the term is used.

     Facility:  The bingo hall and casino to be constructed on the Property,
     --------
together with all related infrastructure, parking, landscaping, interior design, engineering, architectural and other services, on Yakama Indian lands in Toppenish, Washington.

     GAAP:  Generally accepted accounting principles, consistently applied
     ----
pursuant to IGRA.

     Gaming:  Any "Class II" or "Class III" gaming activity under IGRA.
     ------

     Gaming Control Ordinance:  That certain ordinance adopted by the Nation in
     ------------------------
accordance with IGRA authorizing Gaming on the Property.

     Government:  Any federal, state, county or local government body or a
     ----------
governing body of the Nation having jurisdiction over the Property, the Facility or the Enterprise.

     Gross Revenues:  The total revenues received by the Enterprise from all
     --------------
sources less cash and prizes paid to Gaming winners.

     IGRA:  The Indian Gaming Regulatory Act of 1988 (Public Law 100-497; Title
     ----
25, United States Code, Sections 2701 et seq.) and the regulations adopted by
                                      ------
the Commission pursuant thereto, and as they may be amended or replaced from time-to-time.

     Initial HP Loan:  The loan of up to One Million Six Hundred Hundred
     ---------------
Thousand Dollars ($1,600,000) in principal amount evidenced by the promissory notes dated August 4, 1997 and November 25, 1997 executed by the Nation in favor of Lender.

     Lender:  HP Yakama, Inc., a Delaware corporation.
     ------

     Loan:  The loan made by Lender to the Tribal Corporation pursuant to the
     ----
Loan Agreement.

     Loan Agreement:  The Loan Agreement dated as of the date first stated above
     --------------
among the Nation, Borrower and Lender.

     Loan Documents:  The Loan Agreement, the Note, the Security Agreement and
     --------------
all other documents evidencing and/or securing the Loan.

     Master Lease:  The Master Lease dated as of the date first stated above
     ------------
between the Nation and Lender pursuant to which the Leased Premises (as defined therein), including, without limitation, the Property, is leased to Lender.

     MOU:  The Memorandum of Understanding, dated August 4, 1997, between the
     ---
Nation and HP Yakama, Inc., a Delaware corporation.

     Nation:  The Confederated Tribes and Bands of the Yakama Indian Nation, a
     ------
federally recognized Indian tribe.

     Net Receipts:  Gross Revenues less normal and necessary operating expenses
     ------------
of the Enterprise as determined in accordance with GAAP, provided that such
                                                         --------
operating expenses shall not include (i) extraordinary losses or expenses, (ii) consulting fees paid to third parties, (iii) any depreciation, amortization or interest expense included in the determination of Net Revenues, or (iv) amounts paid for Sublease Rent.

     Net Revenues:  Gross Revenues less normal and necessary operating expenses
     ------------
of the Enterprise as determined in accordance with GAAP, provided that such
                                                         --------
operating expenses shall (i) include interest payments on the Loan and, to the extent required by the NIGC, depreciation and amortization (over the maximum allowable period), and (ii) exclude (A) extraordinary losses or expenses and consulting fees, and (B) amounts paid for Sublease Rent.

     NIGC:  The National Indian Gaming Commission established pursuant to IGRA.
     ----

     NORAM:  North American Sports Management, Inc., a Florida corporation.
     -----

     Note:  The Secured Promissory Note dated as of the date first stated above
     ----
executed by Borrower and payable to the order of Lender in the maximum principal amount equal to Nine Million Dollars ($9,000,000).

     Person:  Any individual, corporation, partnership, joint venture,
     ------
association, joint stock company, trust, unincorporated organization, Government or Indian tribe, or any agency, instrumentality or political subdivision thereof.

     Pre-Development Amount:  The funds expended by NORAM, which equal Eight
     ----------------------
Hundred and Ninety Two Thousand, Eight Hundred Eighty-five Dollars and Eight Cents ($892,885.08), in connection with the planning and development of a gaming facility, the benefit of which expenditures will be assumed by the Nation.

     Property:  The real property within the Nation's reservation in the State
     --------
of Washington which is held in trust by the United States for the benefit of the Nation and over which it exercises governmental jurisdiction and upon which the Facility will be constructed.

     Representatives:  Those parties designated by Consultant and the Nation to
     ---------------
oversee the development and construction of the Facility.

     Secretary:  The Secretary of the United States Department of Interior, or
     ---------
his or her designee.

     Security Agreement:  The Security Agreement dated as of the date first
     ------------------
stated above between Lender and Borrower.

     State:  The State of Washington.
     -----

     Sublease:  The Sublease dated as the date first stated above between Lender
     --------
and Borrower.

     Sublease Rent:  Shall have the meaning ascribed thereto in the Sublease.
     -------------

     Transaction Documents:  The Master Lease, the Sublease, the Construction
     ---------------------
and Development Agreement, and/or all other documents other than the Loan Documents relating to the operation, development or occupancy of the Property and the Facility.

     Tribal Corporation:  Yakama Tribal Gaming Corporation, a tribal corporation
     ------------------
formed under the laws of the Nation.

     Tribal Gaming Ordinance:  The ordinance adopted by the Nation and approved
     -----------------------
by the Chairman, pursuant to 25 U.S.C. (S)2710.

     Tribal Preference:  An amount equal to (a) thirty thousand dollars
     -----------------
($30,000) (or such other amount as the parties shall agree upon in accordance with the next sentence) minus (b) the Tribal Rent, which amount shall be paid to the Nation on a monthly basis from and to the extent of Net Receipts. It is understood that the Tribal Preference is based on projections of over $100,000 per month in Net Revenues being earned on average over a five-year period. Prior to signing the Documents, further market studies may be done and if so, the parties shall negotiate in good faith to adjust the Tribal Preference if such studies indicate that the initial projections were materially lower or higher than such studies indicate should be expected from the Enterprise.

     Tribal Rent:  The sum of one thousand dollars ($1,000) per month.
     -----------

     United States:  The United States of America, its authorized officials,
     -------------
agents and representatives.

     WSGC:  The Washington State Gambling Commission.
     ----

                            SECURED PROMISSORY NOTE

$9,000,000                                                 Toppenish, Washington
                                                              September 11, 1997

     FOR VALUE RECEIVED, the YAKAMA TRIBAL GAMING CORPORATION, a tribal corporation established under the laws of Confederated Bands and Tribes of the Yakama Indian Nation ("Maker"), agrees and promises to pay to the order of HP YAKAMA, INC., a Delaware corporation, its endorsees, successors and assigns ("Holder"), at c/o Hollywood Park, Inc., 1050 South Prairie Avenue, Inglewood, California 90301, or such other place as Holder may from time to time at its sole discretion designate, the principal sum of Nine Million Dollars ($9,000,000), or so much thereof as may be advanced together with interest on the unpaid principal balance at an annual rate of interest of ten percent (10%)(the "Stated Rate").

     (a)  Loan Agreement.  All capitalized terms used herein and not defined
          --------------
herein shall have the respective meanings ascribed thereto in the Loan Agreement by and between Maker and Holder of even date herewith (the "Loan Agreement"). This Secured Promissory Note is issued pursuant to the Loan Agreement, and is entitled to the benefits thereof, including, without limitation, all collateral provided for therein or in connection therewith. Reference is made to the Loan Agreement for certain rights of Holder as to the acceleration of the unpaid principal balance hereof before its stated maturity upon the happening of certain events and/or the giving of notice and/or the passage of time.

     (b)  Repayment.  Principal and interest at the Stated Rate shall be paid in
          ---------
eighty-four (84) equal consecutive monthly installments on the first day of each month beginning on the twentieth (20) day of the first complete month following the Commencement Date. Interest shall be payable monthly from and after such date from Net Receipts irrespective of the amount of Available Distributable Cash and shall be paid prior to setasides for reserves or payment of the Tribal Preference or Tribal Rent. Principal shall only be payable from and to the extent of Available Distributable Cash remaining and shall be paid prior to Sublease Rent or Tribal Rent. Principal or interest amounts unable to be repaid in any month due to insufficiency of Available Distributable Cash shall be added to the next month's payment. The remaining principal balance hereof together with all accrued interest thereon shall be due and payable on the seventh (7th) anniversary of the Commencement Date.

     (c)  Limitations on Repayment:  The parties acknowledge that the Borrower's
          ------------------------
obligations to repay the Loan are subject to the following limitations:

          ().1 On September 8, 1997, $30,000 of the principal amount of the Loan shall be forgiven if the Commencement Date has not yet occurred, and an additional like amount of the principal of the Loan shall be forgiven in each month thereafter, on the eighth day thereof, if the Commencement Date has not yet occurred, provided, that the maximum amount forgiven pursuant to this Section shall not
--------
exceed $150,000.

          ().2   All Loan amounts accrued but remaining unpaid more than 31 days
(extended by the number of days of any periods during which Maker and/or Nation is in material default under any of the Loan Documents and/or the Transaction Documents) after) the last day of the eighty-fourth month following the Commencement Date as a consequence of insufficient Net Receipts (as to interest payable hereunder or Available Distributable Cash (as to principal payable hereunder) (unless accelerated prior thereto in accordance with the Loan Agreement) shall no longer by payable.

     (d)  Application of Payments; Calculations.  All payments made hereunder
          -------------------------------------
shall be made in lawful money of the United States applied first to interest and then to principal. Interest shall be calculated on the basis of a 360 day year consisting of twelve (12) thirty (30) day months.

     (e)  Prepayments.  This Secured Promissory Note may be prepaid by Maker (a)
          -----------
in whole or (b) in part in amounts not less than Fifty Thousand Dollars ($50,000), at anytime, upon 15 days advance written notice to Holder, without any prepayment premium or penalty. Upon such prepayment, the remaining principal balance shall not be reamortized, and monthly installments shall neither be readjusted nor avoided; rather, prepayments shall be applied to the final remaining principal payments owing pursuant to the amortization schedule in inverse order. Prepayment of this Note does not, and shall not be deemed to, relieve Maker from any other obligations to the Holder or to any other party under the Transaction Documents, or any one of them (including, without limitation, the obligation to make monthly rental payments under the Sublease (including, without limitation, the obligation to pay Sublease Rent as provided therein)).

     (f)  Mandatory Prepayments.  Maker shall pay and there shall become due and
          ---------------------
payable, concurrently with the receipt by Maker of the proceeds of (i) any sale, lease, conveyance, transfer, financing or disposition of any asset of Maker from or relating to the Facility, the Property or the Enterprise (including, without limitation, insurance proceeds) in excess of $100,000 in any calendar year, or
(ii) cash receipts of Maker from or relating to the Facility, the Property or the Enterprise not in the ordinary course of business, a prepayment in respect of the indebtedness evidenced hereby equal to 100% of such proceeds, such prepayment to be applied to the final remaining principal payments owing pursuant to the amortization schedule in inverse order in accord with the preceding paragraph).

     (g)  Grid.  Each portion of the amount of each disbursement of the Loan
          ----
which Holder has made to Maker and the amount of each payment or prepayment made on account of principal thereof shall be recorded by Holder and endorsed on the grid schedule attached hereto, which is made a part of this Secured Promissory Note (or so noted in its records); provided, however, that the failure of Holder
                                   --------  -------
to make any such endorsement or recordation shall not in any manner affect the obligation of Maker to repay the Loan in accordance with the terms hereof. Any such endorsement or recordation shall represent prima facie evidence of the date and amount of the date and amount of disbursements of the Loan or any payment or prepayment of principal thereon, absent manifest error.

     (h)  Late Charge.  In the event that any payment required hereunder is not
          -----------
paid on its due date, for any reason other than a good faith accounting dispute as to the amount of such payment which is payable in accordance herewith Maker shall pay a late charge equal to 2% of the late payment to defray the costs of Holder incident to collecting and accounting for such payment. This late charge shall not be deemed to excuse a late payment or be deemed a waiver of any other rights Holder may have (including, without limitation, the right to declare the entire unpaid principal and interest immediately due and payable upon the occurrence of certain events).

     (i)  Waiver of Sovereign Immunity.  Maker hereby waives its sovereign
          ----------------------------
immunity from suit and consents to jurisdiction and arbitration as provided in the Loan Agreement.

     (j)  Notices.  All notices to be given by any party to the other hereunder
          -------
shall be in writing and deemed to have been given when delivered in accordance with the Loan Agreement.

     (k)  Governing Law.  Subject to the waiver of sovereign immunity set forth
          -------------
in the Loan Agreement, this Secured Promissory Note shall be governed by federal law, if applicable, then by the laws of the State of Washington.

     (l)  Time of Essence; Waiver.  Time is of the essence. No delay or omission
          -----------------------
on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Secured Promissory Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on a future occasion.

     (m)  Waivers; Consent.  Presentment for payment, protest and notice of non-
          ----------------
payment are waived; provided, however, that the foregoing waiver shall not be deemed to be applicable to the notice requirements set forth in the waiver of sovereign immunity set forth in the Loan Agreement. Consent is given to any extension or alteration of the time or terms of payment hereof, any renewal, and any release or resort to any party liable for payment hereof.

     (n)  Binding Effect.  This Secured Promissory Note shall be binding upon
          --------------
and inure to the benefit of Maker and Holder and their respective successors and assigns.

     IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the date first above written.


YAKAMA TRIBAL GAMING CORPORATION, a tribal corporation established under the laws of Confederated Bands and Tribes of the Yakama
Indian Nation


By:_________________________
Name:_______________________
Title:______________________

                               GRID SCHEDULE
                               -------------

                                            Unpaid
          Amount of         Amount of      Principal       Name of Person
 Date   Disbursement     Principal Paid     Balance        Making Notation
 ----   ------------     --------------     -------        ---------------

                              SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "Security Agreement") made and delivered as of this 11th day of September, 1997, by and between (i) YAKAMA TRIBAL GAMING CORPORATION, a tribal corporation established under the laws of the Confederated Tribes and Bands of the Yakama Indian Nation ("Debtor") (references herein to and Debtor referring to Debtor only and not referring to Nation), THE CONFEDERATED TRIBES AND BANDS OF THE YAKAMA INDIAN NATION ("Nation") and (ii) HP YAKAMA, INC., a Delaware corporation ("Secured Party"), with reference to the following facts and circumstances:

     3.6    The Secured Party and the Debtor have entered into a Loan
Agreement dated as of the date first set forth above (as the same may be amended, modified, restated or supplemented from time to time (the "Loan Agreement," all capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Loan Agreement) pertaining to the Loan.

     3.7 The Secured Party and the Debtor have entered into the Sublease pursuant to which the Debtor is leasing the Leased Premises (as defined in the Sublease) from the Secured Party.

     3.8 The Loan and the Debtor's obligations under the Sublease are to be secured by, among other things, this Security Agreement, creating a first priority security interest in the Collateral (as defined hereinafter) in favor of Secured Party.

     3.9    As used herein the term "Indebtedness Secured Hereby" shall mean
(i) payment of the indebtedness evidenced by performance of the terms and conditions of, and payment of all other sums with interest thereon becoming due and payable to the Secured Party and contained in the Note and the Loan Agreement; (ii) payment of the rent owing under, performance of the terms and conditions of, and payment of all other sums with interest thereon becoming due and payable to the Secured Party and contained in the Sublease; and (iii) performance and discharge of each and every obligation, covenant and agreement, whether involving the payment of money or not, contained in any of the other Loan Documents or the other Transaction Documents.

     NOW THEREFORE, in consideration of the Loan and the Sublease and in order to induce the Secured Party to make the Loan and enter into the Sublease, the parties agree as follows:

     (a) For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor and Nation hereby convey, assign, transfer and grant to the Secured Party a first priority security interest in all of their present right and hereafter acquired right, title and interest in and to the following (collectively, the "Collateral"):

     (a).1 all present and hereafter acquired equipment owned by the Debtor in all of its forms and wherever located

     (a).2 any and all machinery, equipment, controls, attachments, parts, tools, furniture and furnishings used in the conduct of the Enterprise, and all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing (the property in a. and b. being referred to collectively herein as the "Equipment");

     (a).3 all insurance proceeds (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due to Debtor or Nation under, and all other rights of Debtor or Nation under or with respect to, any and all policies of insurance covering all or any portion of the Property, the Facility, the Leased Premises, and/or the Equipment;

     (a).4  all Available Distributable Cash; and

     (a).5 all proceeds and products of the foregoing, including but not limited to accounts, general intangibles, equipment, inventory, money, deposit accounts, goods, chattel paper, documents, instruments and insurance proceeds, all refunds, equities, benefits, book equities, returns, credits, revolving fund withholdings, return of capital and certificates evidencing any right to receive payment in any form from any marketer of goods or inventory and any other tangible or intangible property received upon the sale, lease, transfer or other disposition of any of the foregoing.

     (b)    The Debtor warrants and represents to Secured Party that:

     (b).1 Debtor and Nation are the true and lawful owners of the Collateral and have good and valid title to the Collateral free and clear from any and all liens, security interests, encumbrances or other rights, title or interest of any other person, firm or corporation, excepting the rights and interest of the Secured Party hereunder. The Equipment has been delivered to and accepted and installed by the Debtor, and is in good working order. The Equipment is all of the equipment used in the conduct of the Enterprise.

     (b).2 The Collateral is not subject to any other lien or security interests (including, without limitation, "blanket" security interests).

     (b).3 The Debtor shall defend the Secured Party's interest in the Collateral against all claims and demands of all or any other persons at any time claiming the same or any interest therein adverse to the Secured Party.

     (b).4 There are no actions at law, suits in equity, or proceedings before any governmental agency, commission, bureau or tribunal or any arbitration proceedings that if adversely determined would adversely affect the present condition, financial or otherwise, of the Collateral or would adversely affect the right of the Debtor to pledge and assign all or any part of the Collateral or rights and security afforded Secured Party hereunder.

     (b).5 The Equipment is and will be used for the business purpose of equipping the Enterprise located within the Facility. The Collateral will at all times be located at the Property.

     (b).6 The Debtor will keep the Collateral insured at all times against loss by fire and/or other hazards concerning which, in the judgment of the Secured Party, insurance protection is reasonably necessary, in a company or companies reasonably satisfactory to the Secured Party and in amounts sufficient to protect Secured Party against loss or damage to said Collateral and will pay the premiums therefore; such policy or policies of insurance will be delivered to and held by the Secured Party, together with loss payable clauses in favor of the Secured Party as its interest may appear, in form satisfactory to the Secured Party; and Secured Party may act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts.

     (b).7 The Debtor will keep the Equipment in good condition and repair, reasonable wear and tear excepted. The Debtor will permit Secured Party to enter upon any lands owned, leased or otherwise controlled by or on behalf of the Debtor at reasonable times for the purpose of examining the Collateral, subject to the security requirements of the Enterprise.

     (b).8 The Debtor will pay as part of the Indebtedness Secured Hereby all amounts, including reasonable attorneys' fees and legal expenses, with interest thereon, paid by Secured Party (a) for taxes, levies, insurance, repairs to, or maintenance of the Collateral, and (b) in taking possession of, disposing of or preserving the Collateral after any default hereinafter described.

     (b).9  Debtor will not without the prior written consent of Secured Party
            (a) permit any liens or security interests (other than the security interest granted hereby) to attach to any of the Collateral; (b) permit any of the Collateral to be levied upon or attached by legal process; (c) except as permitted by the Loan Agreement, sell or offer to sell or otherwise transfer the Collateral; (d) do or permit anything to be done that may impair the value of the Collateral; or
            (e) except as permitted by the Loan Agreement, remove or permit the Collateral to be removed from the Property.

     (b).10 If any of the Collateral is or is to become a fixture, the Debtor agrees to furnish Secured Party, at its request, with a statement or statements signed by all persons who have or claim an interest in the real estate concerned, which statements shall provide that the signer consents to the security interest created hereby and disclaims any interest in the Collateral as fixtures.

     (b).11 Debtor acknowledges that the Equipment is of the design, capacity and manufacture specified for and by the Debtor and that Debtor is satisfied that the same is suitable for its intended purposes. Debtor further acknowledges and agrees that Secured Party is not a manufacturer or vendor of the Equipment and that Secured Party has not made, and does not make, any representation, warranty or covenant with respect to merchantability, fitness for any purpose, condition, quality, delivery, installation, durability, patent, copyright or trademark infringement, suitability or capability of any item of Equipment in any respect or in connection with any other purpose or use of Debtor, or any other representation, warranty or covenant of any kind or character expressed or implied with respect thereto. Debtor accordingly agrees not to assert any claim whatsoever against Secured Party based thereon. Secured Party shall have no obligation to install, erect, test, adjust or service the Equipment. Debtor shall look to the manufacturer or vendor for any claims related to the Equipment.

     (b).12 Debtor shall provide Secured Party with sixty (60) days' prior written notice of any change in its name or the location of its principals offices

     (b).13 The Debtor will derive economic benefit from the Loan and the Sublease, and the Debtor acknowledges that Secured Party is relying upon the security interests granted herein and in the remaining Collateral Agreements in making the Loan.

     (c) This Agreement constitutes a Security Agreement under the Uniform Commercial Code (the "UCC") as in effect in the State of Washington.

(d)  (d).1  Debtor shall give prompt written notice to Secured Party of any damage or injury to the Property, the Facility, the Leased Premises and/or the Equipment or of any loss or diminution in value thereof, and Debtor shall give whatever notice to insurers of any such damage, injury, loss or diminution of value as may be required. All insurance proceeds of the Property, the Facility, the Leased Premises and/or the Equipment and all causes of action, claims, compensation, awards and recoveries for any damage or injury to the Property, the Facility, the Leased Premises and/or the Equipment or for any loss or diminution in value of the Property, the Facility, the Leased Premises and/or the Equipment are hereby assigned to and shall be paid to Secured Party, and Debtor agrees to execute such further evidence of such assignment of such insurance proceeds, causes of action, claims, compensation, awards and recoveries as Secured Party may require. Secured Party may (but shall not be obligated to) participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and may join with Debtor in adjusting any loss covered by insurance. Debtor hereby directs the issuer of any such policy to pay any such money directly to Secured Party. Both before and after the occurrence of an Event of Default (defined below), Secured Party may (but need not) in Secured Party's own name or in Debtor's name, execute and deliver proofs of claim, receive all such money, endorse checks and other instruments representing payment of such money and adjust, litigate, compromise or release any claim against the issuer of any such policy.

     (d).2 In the event of loss, Secured Party is hereby authorized either (a) to settle, adjust or compromise any claim under the above insurance policies without consent of Debtor, which consent is hereby expressly waived; or (b) to allow Debtor to agree with the insurance company or companies on the amount to be paid upon the loss. In either case, Secured Party is authorized to collect and receive any such insurance money. Notwithstanding anything to the contrary contained herein, Debtor may, without the consent of Secured Party, so long as Debtor is not in default hereunder, settle, adjust or compromise any claim in an original amount less than Fifty Thousand Dollars ($50,000).

     (d).3 Notwithstanding anything to the contrary herein contained, if (i) the insurers do not deny liability as to the original amount of the claim; (ii) no Event of Default exists and no event exists that, with the passage of time or the giving of notice or both, would constitute such an Event of Default; (iii) Secured Party has received evidence, reasonably satisfactory to Secured Party in its sole discretion, that there are sufficient funds available and/or committed, including such insurance proceeds, to effectuate a restoration and to cover the expenses of operating and maintaining the Property, the Facility, the Leased Premises and/or the Equipment, (iv) Secured Party has reasonably approved the plans and specifications to be used in connection with such restoration; and
            (v) the restoration will be completed within one (1) year (and in any event prior to the last day of the seventy-eighth (78th) month following the Commencement Date) and will return the Property, the Facility, the Leased Premises and/or the Equipment to substantially the same condition, character and utility and to at least the value that existed immediately prior to such casualty; then such insurance proceeds shall be used to pay Debtor for the cost of rebuilding, replacing, restoring or repairing the Property, the Facility, the Leased Premises and/or the Equipment so insured in accordance with the disbursement procedures herein contained. The 31 day time period set forth in Section 3(b) of the Note shall be extended by the number of days in which the Enterprise is not operational as a consequence of such restoration. In all other cases, such insurance proceeds may at Secured Party's discretion, either be applied in payment or reduction of the Indebtedness Secured Hereby (whether then due or not) or be held by Secured Party and used to reimburse Debtor or any other party for the cost of the rebuilding, replacing, restoring or repairing the Property, the Facility, the Leased Premises and/or the Equipment so insured.

     (d).4 In the event Debtor is entitled (whether pursuant to the terms hereof or pursuant to Secured Party's election or otherwise) to payment out of insurance proceeds for any repair, rebuilding, restoration or replacement, such proceeds shall be made available, from time to time, upon Secured Party being furnished with satisfactory evidence of progress in such repair, rebuilding, restoration or replacement, together with satisfactory evidence of the estimated cost of completion thereof and together with any such architect's certificates, waivers of lien, contractors' sworn statements and other evidence of cost and payments as Secured Party may require and approve. If the estimated cost of the work exceeds ten percent (10%) of the original principal amount of the indebtedness secured hereby, Secured Party shall also be furnished with all plans and specifications for such rebuilding, replacement, restoration or repair as Secured Party may require and reasonably approve. At all times the undisbursed balance of said proceeds remaining in the hands of Secured Party shall be at least sufficient to pay for the cost of completion of the work free and clear of liens. Any surplus that may remain out of said insurance proceeds after payment of such cost of repair, rebuilding, restoration or replacement shall, at the option of Secured Party, be applied on account of the Indebtedness Secured Hereby (whether then due or not).

     (e) Upon the occurrence of an Event of Default and or any event that, with the passage of time or the giving of notice or both, would constitute such an Event of Default, Secured Party may require Debtor to establish a cash management and depositary arrangement acceptable to Secured Party in its sole and absolute discretion pursuant to which, among other things, (i) the depositary bank shall enter into an agreement in form and substance acceptable to Secured Party in its sole and absolute discretion acknowledging Secured Party's first priority security interest in the Available Distributable Cash and waiving all set off, banker's lien and similar rights, (ii) Debtor shall cause all revenues of the Enterprise to be transferred to such depositary bank pursuant thereto, and (iii) the parties shall agree as to use of revenues from the Enterprise for the Debtor's continued operation of the Enterprise (including, without limitation, the continued payment of normal and necessary operating expenses thereof).

     (f) Upon one (1) day's written notice, Debtor shall make available for inspection and copying by Secured Party all present and future books, records, accounting logs and stored data pertaining to the Collateral or to the Enterprise, including, without limitation, computer programs, software and the equipment containing said books, records, accounting logs and stored data.

     (g) ().1 Upon the occurrence and during the continuance of an Event of Default, the Secured Party or its designee may without demand, advertisement or notice of any kind (except such notice as may be required under the UCC) all of which are, to the extent permitted by law, hereby expressly waived:

     (().1.1 Exercise any of the remedies available to a secured party under the UCC or other applicable law;

     (().1.2 Proceed immediately to exercise each and all of the powers, rights, and privileges reserved or granted to Secured Party hereunder and under the Note and the Sublease and the other Loan Documents and the Transaction Documents;

     (().1.3 Proceed to protect and enforce this Security Agreement by suits or proceedings or otherwise, and for the enforcement of any other legal or equity available to Secured Party; and/or

     (().1.4 Realize upon the Collateral and hold, own or dispose of the same as its own property to the extent permitted pursuant to Applicable Law.

          ().2 Upon the occurrence of an Event of Default the Debtor shall make the Collateral available to Secured Party or its designee at a place to be designated by Secured Party or its designee which is reasonably convenient, and authorizes Secured Party or its designee to enter the Property and/or the Facility to assemble, possess, store and sell the Collateral. Debtor further agrees to pay all costs and expenses of Secured Party or its designee, including reasonable attorneys' fees, in the enforcement of any of Secured Party's rights hereunder. If any notice of sale, disposition or other intended action by Secured Party or its designee is required by law to be given to Debtor, such notice shall be deemed reasonably and properly given if mailed to Debtor at the notice address specified in accordance with the Loan Agreement at least ten (10) days before such sale, disposition or other intended action. Waiver of any default hereunder by Secured Party shall not be waiver of any other default or of a same default on any other occasion. No delay or failure by Secured Party to exercise any right or remedy shall be a waiver of such right or remedy and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy at any other time.

     (h) Debtor agrees to execute such financing statements or other instruments as may be required under the UCC or similar state, federal or tribal laws to perfect the security interest hereunder and shall from time to time at Debtor's expense execute and deliver such assignments and endorsements and file such additional financing statements or other instruments as may be required to create and continue to perfect the security interest intended to be created herein. Debtor hereby authorizes Secured Party at Debtor's expense, to do all reasonable acts and things which Secured Party may deem necessary to perfect and continue perfected the security interest created by this Security Agreement and to protect the Collateral.

     (i) This Security Agreement shall be governed by federal law, if applicable, then by the laws of the State of Washington.

     (j) Without in any way limiting the waiver of sovereign immunity contained herein, the Nation and the Debtor expressly authorize any governmental or other agency authorities who have the right and duty under Applicable Law to take any and all action authorized or ordered by any court, including without limitation, entering Indian land within the Nation's jurisdiction for the purpose of repossessing the Collateral or otherwise giving effect to any judgment entered. It is the intent of the parties that the Secured Party or its designee will be able to obtain possession of the Collateral in accordance with the rights afforded it under applicable laws and/or any court order.

     (k) This Security Agreement and each and every covenant and agreement and other provisions hereunder shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns.

     (l) Any unenforceability or invalidity of any provision hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

     (m) Debtor hereby waives its sovereign immunity from suit and consents to jurisdiction to the extent provided and as limited in the Loan Agreement.

     (n) Any notice any party may hereto desire may be required to give to any other party shall be sent in accordance with the Loan Agreement.

     IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duly executed as of the date first above written.


HP YAKAMA, INC.,
a Delaware corporation


By:__________________________
Name:________________________
Title:_______________________


YAKAMA TRIBAL GAMING CORPORATION,
a tribal corporation established
under the laws of the Confederated
Tribes and Bands of the Yakama Indian Nation


By:__________________________
Name:________________________
Title:_______________________


THE CONFEDERATED TRIBES
AND BANDS OF THE YAKAMA INDIAN NATION


By:__________________________
Name:________________________
Title:_______________________

                                 MASTER LEASE

                                by and between


                       THE CONFEDERATED TRIBES AND BANDS
                          OF THE YAKAMA INDIAN NATION

                                      and

                                HP YAKAMA, INC.



                              September 11, 1997

U.S. Department of the Interior
Bureau of Indian Affairs

Lessee:   HP Yakama, Inc.    Lease No. ____________

Lessor:   The Confederated Tribes and Bands
          of the Yakama Indian Nation

                                                                  Administrative
                                                                  Fee: $ _______


                                 UNITED STATES
                          DEPARTMENT OF THE INTERIOR
                           Bureau of Indian Affairs
                                 Yakama Agency
                              Yakama Reservation
                             Toppenish, Washington



                                                              Lease No._________
                                                              Approved:_________
                                                              Land:_____________
                                                              __________________


                                 MASTER LEASE

     This LEASE, handsigned and notarized in quadruplicate, is made and entered into this 11th day of September, 1997 by and between the parties duly identified below as "Lessor" and "Lessee":

     Lessor:   The Confederated Tribes and Bands
               of the Yakama Indian Nation
               P.O. Box 151
               Toppenish, Washington  98948-0151

     Lessee:   HP Yakama, Inc.
               c/o Hollywood Park, Inc.
               1050 South Prairie Avenue
               Inglewood, California  90301

under the provisions of the Act of August 9, 1955 (69 Stat. 539; 25 U.S.C. (S)
415), as amended, and as supplemented by Part 162 - Leasing and Permitting, of the Code of Federal Regulations, Title 25, INDIANS, and any amendments thereto relative to Business Leases on restricted Indian lands, all of which by reference are made a part hereof.

                                   ARTICLE 1
                                   ---------


     Unless otherwise defined herein, the capitalized words and terms used in this Lease shall have the meanings set forth in Exhibit A hereto, "Master Definitions List."


                                   ARTICLE 2

                               LAND DESCRIPTION
                               ----------------

     For and in consideration of the rents and agreements hereinafter set out, the Lessor hereby leases to the Lessee the lands described, and identified in Exhibit B, together with all buildings and structures thereon and improvements thereto (the "Leased Premises"). Said lands are a part of the lands held in trust by the United States for the benefit of Lessor situated in Yakima County, Washington, and subject to any prior, valid existing rights of way.


                                   ARTICLE 3
                                   ---------

                                     TERM
                                     ----

     The initial term of this Lease shall begin on the Effective Date and shall continue thereafter until the seventh (7th) anniversary of the Commencement Date; provided, however, that (i) the term of this Lease shall be extended by
      --------  -------
the number of days of any periods during which Lessor and/or the Tribal Corporation is in material default under any of the Loan Documents and/or the Transaction Documents, and no rent shall be payable hereunder during such extension period and (ii) this Lease shall terminate and be of no force and effect if the Effective Date has not occurred on or before August 1, 1998.


                                   ARTICLE 4
                                   ---------

                             PURPOSE OF THIS LEASE
                             ---------------------

     For and on behalf of the Lessor Lessee shall use the Leased Premises for the specific purposes of developing the Facility to be operated in accordance with Applicable Law or other lawful uses not inconsistent with the customs and practices of the Nation. If the Lessee uses the Leased Premises for any purpose not set forth herein without the consent and written approval of the Lessor and the Secretary, such use shall constitute grounds for cancellation of this Lease.

                                   ARTICLE 5
                                   ---------

                                    RENTALS
                                    -------

     The Lessee, in consideration of the foregoing, agrees to pay directly to the Lessor at the address set forth herein in lawful money of the United States of America, rent of One Thousand Dollars ($1,000) per month. The parties hereto agree and acknowledge that such rent is based on the appraised fair annual rental as determined by the Bureau of Indian Affairs, after taking into account the additional consideration from Lessee in the making of this Lease, including Lessee's financing of the development of the Leased Premises and Lessee's concurrence with the terms and conditions of the Loan Documents and the other Transaction Documents. It is expressly agreed that the parties waive periodic review of Lease consideration pursuant to 25 C.F.R. (S) 162.8.


                                   ARTICLE 6
                                   ---------

                               PAYMENT OF RENTS
                               ----------------

     Rental payments due hereunder shall be paid in arrears with the first monthly payment due on the first day of the first complete month following the month in which the Commencement Date occurs. Rental payments shall be paid directly to the Lessor at the address specified herein unless and until Lessee is notified in writing by the Secretary to remit such payments elsewhere.

     There is no additional consideration for this Lease based upon income produced on the Leased Premises.

     Upon receiving written notice from the Secretary, Lessee shall make rent payments accordingly, commencing with the next rental due date and, if requested
                                                                    ------------
by the Secretary, will furnish surety bond as provided in Article 13 (Rental
Bond).

     All rents shall be paid without prior notice or demand.


                                   ARTICLE 7
                                   ---------

                           NONRESPONSIBILITY NOTICES
                           -------------------------

     Prior to the commencement of the development of the Facility or commencement or construction of each other improvement on the Property, or any repair or alteration thereto, the Lessee shall give the Secretary ten (10) days advance notice in writing of intention to begin said activity, in order that nonresponsibility notices may be posted and recorded as provided by State and local laws. Lessor hereby authorizes the Secretary to post said notices on Lessor's behalf. Nothing contained herein shall be construed as a waiver of immunity of trust property from mechanics' nonresponsibility notices while the Leased Premises are in a trust status.


                                   ARTICLE 8
                                   ---------

                          PUBLIC LIABILITY INSURANCE
                          --------------------------

     At all times during the terms of this Lease, Lessee shall carry a public liability insurance policy in commercially reasonable amounts. Said policy is to be written jointly to protect Lessee and Lessor. Evidence, acceptable to the Secretary, of such coverage or a change in coverage shall be furnished to Yakama Agency Superintendent, as an authorized representative of the Secretary. Should Lessee sublease the Leased Premises, the sublease therefor may contain a provision shifting responsibility for carrying the insurance provided for in this article to Lessee's lessee thereunder, provided that Lessee and Lessor herein are named covered parties to such insurance.


                                   ARTICLE 9
                                   ---------

                           FIRE AND DAMAGE INSURANCE
                           -------------------------

     Lessee shall, from the date of approval of this Lease, carry fire insurance with extended coverage endorsements, to include, without limitation, vandalism, jointly in the names of Lessee and Lessor, covering the full value of all improvements and buildings on the Leased Premises. Evidence, acceptable to the Secretary, of such coverage or a change in coverage shall be furnished to an authorized representative of the Secretary. Should Lessee sublease the Leased Premises, the sublease therefor may contain a provision shifting responsibility for carrying the insurance provided for in this Article to Lessee's lessee thereunder, provided that Lessee and Lessor herein are named covered parties to such insurance.

     Premiums will be paid as an operating expense of the Enterprise. Lessee shall deposit with the Secretary evidence, acceptable to the Secretary, that said premiums or other charges have been paid.

     Lessee hereby agrees that damage to or destruction of the Leased Premises (or any portion thereof) where the proceeds received from insurance are being applied towards reconstruction in accordance with the Security Agreement shall not cause termination of this Lease or authorize the Lessee or those claiming by, through, or under it to quit or surrender possession of said lands or any part thereof, and shall not release the Lessee in any way from its liability to pay Lessor the considerations hereinabove provided for or from any other agreements, covenants, or conditions of this Lease.

     If damage to or destruction of the Leased Premises (or any portion thereof) occurs and there are no insurance proceeds or the insurance proceeds are not being applied toward reconstruction in accordance with the Security Agreement, Lessee may elect to either terminate this Lease as of the date the damage occurred, or repair the damage, in which case this Lease shall remain in full force and effect.

     The Term shall be extended to account for the time required to reconstruct the portion of the Facility damaged and being reconstructed in accordance herewith.


                                  ARTICLE 10
                                  ----------

                            REMOVAL OF IMPROVEMENTS
                            -----------------------

     All buildings and improvements, excluding removable personal property and trade fixtures of Lessee and any sublessee (including, without limitation, any Collateral in which Lessee continues to hold an interest pursuant to the Security Agreement), on the Leased Premises shall remain on the Leased Premises after termination of this Lease and shall thereupon become the property of the Lessor. The term "removable personal property and trade fixtures" as used in this Article shall not include property, other than the Collateral, which normally would be attached or affixed to the buildings, improvements, or land in such a way that it would become a part of the realty, regardless of whether such property is in fact so placed in, or on, or affixed to the buildings, improvements, or land in such a way as to legally retain the characteristics of personal property. Personal property and trade fixtures of Lessee and any sublessee (including, without limitation the Collateral) may be removed by Lessee and/or any sublessee at any time during the term of this Lease or within ninety (90) days after termination of this Lease or within such other reasonable time after the termination of this Lease as may be agreed upon between Lessor and Lessee and/or any sublessee. If Lessee and/or any sublessee fails to remove the same within ninety (90) days after termination of this Lease, or such other reasonable time as agreed upon, said fixtures and property shall be deemed abandoned and shall become the property of Lessor.


                                  ARTICLE 11
                                  ----------

                 CONSTRUCTION, MAINTENANCE, REPAIR, ALTERATION
                 ---------------------------------------------

     Subject to Article 7 (Nonresponsibility Notices) of this Lease and approval of the Lessor, the Lessee shall have the right at any time during the term of this Lease to make alterations, additions, or repairs to any improvement or building on the Leased Premises with a cost not in excess of $100,000 in any year or otherwise with the consent of Lessor. Except in connection with alterations, additions or repairs pursuant to the preceding sentence the development of the Facility in accordance with the plans and specifications therefor, removal or demolition of any improvement or building on the Leased Premises shall not be made without the prior approval of the Lessor. The Lessee shall at all times during the term of this Lease maintain the Leased Premises in good order and repair and in a neat, sanitary and attractive condition and in compliance with Applicable Laws.

                                  ARTICLE 12
                                  ----------

                                  RENTAL BOND
                                  -----------

     Upon the occurrence of an Event of Default under this Lease or if Lessee is consistently delinquent in making its rental payments hereunder, the Secretary may require the Lessee to post a bond satisfactory to the Secretary in a sum of not less than the succeeding 3 months' rent, which bond shall be deposited with the Secretary. Any other type of security which may be offered by Lessee to satisfy the requirement of this Article will be given reasonable consideration by the Secretary, but it is agreed that acceptance of other security shall be at the sole discretion of the Lessor and the Secretary. It is agreed that bond required by this provision will guarantee payment of rent only.

                                  ARTICLE 13
                                  ----------

                        COMPANIES BONDING AND INSURING
                        ------------------------------

     All corporate surety bonds provided by Lessee in compliance with this Lease shall be furnished by companies holding certificates of authority from the Secretary of the Treasury as acceptable sureties of Federal bonds. Insurance policies shall be furnished and maintained by such responsible companies as are rate A plus--Class XI or better in the current edition of Best's Insurance Guide.


                                  ARTICLE 14
                                  ----------

                        SUBLEASE, ASSIGNMENT, TRANSFER
                        ------------------------------

     The Lessee shall not, unless otherwise expressly authorized herein, sublease, assign or transfer any right to or interest in this Lease to any Person other than an Affiliate without the written consent of the Lessor and approval of the Secretary and sureties. No such sublease, assignment or transfer shall be valid or binding without said consent and approval and then only upon the condition that sublessee has agreed in writing that in the event of conflict between the provisions of this Lease and of said sublease, the provisions of this Lease shall prevail. The term of any sublease shall not exceed the term of this Lease. No sublease shall release the Lessee from any obligation under this Lease or substitute the sublessee for the Lessee hereunder. Any sublease made, except as aforesaid shall be deemed a breach of this Lease.

     Lessor and the Secretary, in approving this Lease, acknowledge and consent in advance to Lessee's sublease of the Leased Premises to the Tribal Corporation pursuant to the Sublease. The parties acknowledge and agree that the Tribal Corporation will assume Lessee's obligations under this Lease pursuant to the Sublease submitted herewith to the Secretary for approval.

     If a proposal to assign this Lease to a qualified assignee or other successor in interest is submitted while a default in this Lease exists, neither the Secretary nor the Lessor will be obligated to consider said proposal until the Lease is restored to good standing.

                                  ARTICLE 15
                                  ----------

                              STATUS OF SUBLEASES
                              -------------------

     Termination of this Lease, by cancellation or otherwise, shall not serve to cancel approved sublease and/or subtenancies (including, without limitation, the Sublease), but shall operate as an assignment to Lessor of any and all such subleases and/or subtenancies.

                                  ARTICLE 16
                                  ----------

                       AGREEMENTS FOR UTILITY FACILITIES
                       ---------------------------------

     Upon entering into any agreements with public utility companies and the State or any of its political subdivisions to provide utility services to the Leased Premises, the Lessee shall furnish the Lessor and the Secretary with executed copies thereof together with a plat or diagram showing the true location of the utility lines to be constructed.

                                  ARTICLE 17
                                  ----------

                RIGHTS OF WAY FOR STREETS AND UTILITY EASEMENTS
                -----------------------------------------------

     Any rights of way for streets and utility facilities for the enjoyment and development of the Lease Premises shall be granted by the Secretary in accordance with the approved general development plan and pursuant to the Act of February 5, 1948 (62 Stat. 17), and any amendment thereto, and as implemented by regulations appearing in Title 25, INDIANS, Code of Federal Regulations, at Part 169.

                                  ARTICLE 18
                                  ----------

                                  ENCUMBRANCE
                                  -----------

     This Lease, or any right to or interest in this Lease, or any of the Leased Premises, may not be encumbered by the Lessee without the written approval of the Secretary and the Lessor.


                                  ARTICLE 19
                                  ----------

                                  IMPOSITIONS
                                  -----------

     Lessee shall pay all taxes, license and permit fees, charges for public utilities of any kind including, both utilities supplied by Governmental authorities and utilities supplied by private companies, and obligations for any and all other Governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, including, but not limited to, assessments for sidewalks, streets, sewers, water, or any public improvements, and any other improvements or benefits which shall, prior to the Effective Date, be made, assessed, levied, or imposed upon, or become due and payable in connection with or a lien upon, the Leased Premises, or any part thereof, (all of such items being herein referred to as "Impositions") prior to any fine, penalty, interest or other charge which may be added thereto for the nonpayment thereof being assessed. Impositions shall be deemed to be operating expenses of the Enterprise and shall be paid and accounted for as such.

     Any Imposition, or part thereof properly allocable to periods before or after the Term, shall be equitably apportioned between Lessor and Lessee. The parties agree to send promptly to the other party copies of any notices in respect of any Imposition, and to furnish to the other party, upon specific request in each instance, official receipts of the proper taxing or other Governmental authorities or other satisfactory proof, evidencing the full payment of that party's share any and all such Impositions.


                                  ARTICLE 20
                                  ----------

                                    DEFAULT
                                    -------

     In the event of default by Lessee in any of the terms and provisions of this Lease, Lessee shall be given notice citing the defaults in the Lease and allowing Lessee, thirty (30) days from receipt of said notice to cure such default or show cause (including, without limitation, pursuant to Article 34 (Sublessee Responsibility) hereof why this Lease should not be cancelled. Lessor and the Secretary may grant a reasonable extension of time is Lessee so requests.

     If Lessee fails to cure such default or show cause why this Lease should not be cancelled, the Secretary may terminate the Lease and the Lessee shall quit and surrender the Leased Premises to Lessor. The Secretary may proceed by suit or otherwise to enforce collection or rents or compliance with other obligations or provisions of the Lease.

     Any action taken or suffered by Lessee as a debtor under any insolvency or bankruptcy act shall constitute a breach of this Lease, and in such event, subject to the provisions of the Bankruptcy Act of the United States, the Lessor or the Secretary may enter the premises and remove all persons and property therefrom, excluding the persons and property belonging to authorized sublessees and may relet the premises without terminating this Lease.


                                  ARTICLE 21
                                  ----------

                             LESSEE'S OBLIGATIONS
                             --------------------

     Because the Leased Premises are held in trust by the United States, all of the Lessee's obligations under this Lease and the obligations of Lessee's sureties, are to the United States as well as to the Lessor.

     Lessee shall furnish the Secretary and Lessor documentary evidence of any change in name or structure of its organization within thirty (30) days of such change. Lessee shall also keep the Lessor and the Secretary informed of any change of person and/or persons authorized to represent Lessee and execute documents on behalf of Lessee and shall furnish the Secretary documentary evidence of such change in authority within ten (10) days of any such change.


                                  ARTICLE 22
                                  ----------

                                    NOTICES
                                    -------

     Any notice required to be given pursuant to this Lease shall be delivered by overnight courier or U.S. Express Mail with notice deemed effective on the later of the first business day after deposit or the day on which the courier confirms delivery, addressed as follows:

     (a)  If to Lessor:

          The Confederated Tribes and
          Bands of the Yakama Indian Nation
          P.O. Box 151
          Toppenish, Washington 98948

     With a copy to:

          Levine & Associates
          2049 Century Park East, Suite 710
          Los Angeles, CA 90017
          Attn:  Jerome Levine, Esq.

     (b)  If to Lessee:

          c/o Hollywood Park, Inc.
          1050 South Prairie Avenue
          Inglewood, CA 90301
          Attn:  Chief Financial Officer

     With simultaneous copies to:

          Irell & Manella LLP
          1800 Avenue of the Stars, Suite 900
          Los Angeles, CA 90067
          Attn:  Alvin Segel, Esq.

or to such other address(es) as the parties provide to each other in writing.


                                  ARTICLE 23
                                  ----------

                                  INSPECTION
                                  ----------

     The Secretary and the Lessor or their authorized representative shall have the right, at any reasonable times upon one (1) day's advance written notice during the term of this Lease to enter upon the Leased Premises to inspect the same.


                                  ARTICLE 24
                                  ----------

                             DELIVERY OF PREMISES
                             --------------------

     At the termination or expiration of this Lease, Lessee will peaceably and without legal process deliver up the possession of the Leased Premises in good condition. Holding over by Lessor after the termination or expiration of this Lease shall not constitute a renewal or extension thereof.

                                  ARTICLE 25
                                  ----------

                      LEASE BINDING AND PRIORITY OF LEASE
                      -----------------------------------

     This Lease and the covenants, conditions and restrictions hereof shall extend to, be binding upon and inure to the benefit of the successors, heirs, assigns, executors and administrators of the parties hereto, and the provisions of such agreement(s) conflict with this Lease, the terms of this Lease shall prevail.


                                  ARTICLE 26
                                  ----------

                        INTEREST OF MEMBER OF CONGRESS
                        ------------------------------

     No member of, or delegate to, Congress, shall be admitted to any share or part of this Lease or to any benefit that may arise herefrom, but his provision shall not be construed to extend to this contract if made with a corporation or company for its general benefit.


                                  ARTICLE 27
                                  ----------

                                   VALIDITY
                                   --------

     This Lease, and any modification or amendment to this Lease, shall not be valid or binding upon either party hereto until approved by the Secretary. Additionally, approval of any proposed modification or amendment to this Lease may not be considered by the Lessor or the Secretary unless the Lease is in good standing.


                                  ARTICLE 28
                                  ----------

                      APPROVAL BY LESSOR AND/OR SECRETARY
                      -----------------------------------

     Whenever under the terms of this Lease the acceptance, consent or approval of the Lessor and/or the Secretary is required, said acceptance, consent or approval shall not be unreasonably withheld.


                                  ARTICLE 29
                                  ----------

                                 FORCE MAJEURE
                                 -------------

     Whenever under this instrument a time is stated within which or by which original construction, repairs or reconstruction of said improvements shall be completed, and if during such period a general or sympathetic strike or lockout, war or rebellion or some other event occurs that is beyond Lessee's power to control, the period of delay so caused shall be added to the period allowed herein for the completion of such work. This provision is in no way intended to extend the term of this Lease.


                                  ARTICLE 30
                                  ----------

                     ENVIRONMENTAL PROTECTION REQUIREMENTS
                     -------------------------------------

     It is agreed that it shall be the responsibility of the Lessee to satisfy all applicable environmental protection requirements as set forth in the National Environmental Policy Act of 1969 and its implementing regulations. It is further agreed that Lessee will furnish the Secretary, at Lessee's sole cost and expense, a copy of all environmental assessments and/or environmental impact statements received by Lessee with respect to the Property.


                                  ARTICLE 31
                                  ----------

          ARCHAEOLOGICAL, CULTURAL AND HISTORIC RESOURCES PROTECTION
          ----------------------------------------------------------

     Lessee agrees that whenever in the course of construction on the Leased Premises involving ground disturbing activities, a qualified archaeologist (specified at 43 C.F.R. 7.8) will monitor to insure that if archaeological or historical resources are uncovered, the construction activity shall immediately be halted and the involved area evaluated regarding the significance of the discovered resource. Within 12 hours of the discovery, the Superintendent of the Yakama Agency shall immediately be notified by the Lessee's archaeologist. Upon notification of the discovery, the Superintendent, or his designee, will initiate a preliminary resource assessment. At the completion of the assessment, the Bureau of Indian Affairs will initiate consultation with the State Historic Preservation Officer and the Advisory Council on Historic Preservation pursuant to the required procedures at 36 C.F.R. 800 (Protection of Historic Properties) and specifically at 36 C.F.R. 800.11 (Properties discovered during implementation of an undertaking) to determine the disposition of the resource. The Lessee will comply with any mitigation measures determined appropriate as a result of the consultation completed pursuant to 36 C.F.R.
800.11. The cost of any required archaeological evaluation, mitigation, analysis, and curation shall be borne by the Lessee. To the extent that performance of the obligations contained in this Article results in any suspension of development of the Facility or the Enterprise, the Term shall be extended by a like amount.

                                  ARTICLE 32
                                  ----------

                         TERMINATION OF FEDERAL TRUST
                         ----------------------------

     Nothing contained in this Lease shall operate to delay or prevent a termination of Federal trust responsibilities with respect to the land by the issuance of a fee patent or otherwise during the term of the Lease; however, such termination shall not serve to abrogate the Lease. The owners of the land and the Lessee and his surety or sureties shall be notified of any such change in the status of the land.


                                  ARTICLE 33
                                  ----------

                                 UNLAWFUL USE
                                 ------------

     The Lessee agrees not to use or cause to be used any part of the Leased Premises for any unlawful conduct or purpose.


                                  ARTICLE 34
                                  ----------

                           SUBLESSEE RESPONSIBILITY
                           ------------------------

     Should Lessee sublease the Leased Premises (including, without limitation, pursuant to the Sublease), the sublease therefor may contain a provision shifting all of the responsibilities of Lessee hereunder to Lessee's lessee thereunder. To the extent that any failure to comply with this Lease arises as a consequence of Sublessee's failure to perform such shifted responsibilities, such failure shall not constitute an Event of Default hereunder.


                                  ARTICLE 35
                                  ----------

                             TERMINATION BY LESSEE
                             ---------------------

     Upon the occurrence of an Event of Default by Lessor and/or Sublessee under any of the Loan Documents and/or the Transaction Documents, Lessee, in addition to and without limitation of any rights it may have pursuant hereto, thereto or Applicable Laws shall be entitled to terminate and cancel this Lease and from and after such termination shall have no further liability hereunder.

                                  ARTICLE 36
                                  ----------

                     LIMITED WAIVER OF SOVEREIGN IMMUNITY
                     ------------------------------------

          1.  Retention of Sovereign Immunity.  By this Agreement, Lessor does
              -------------------------------
not waive, limit or modify its sovereign immunity from unconsented suit or proceedings in arbitration, except as provided in this Article.

          2.  Scope of Waiver.  Subject to the provisions of this Article,
              ---------------
Lessor hereby expressly grants to Lessee and the other Persons within the scope of Article 36, Section 5, a limited waiver of its sovereign immunity from unconsented suit and proceedings in arbitration, its right to require exhaustion of Tribal remedies, its right to seek Tribal remedies and its right to be sued in the Courts of the Nation, as such Courts are or may be established, and consents to suit in accordance with this Article.

          3.  Procedural Requirements.  Lessor grants a limited waiver of its
              -----------------------
sovereign immunity as to suit involving a claim if, and only if, each and every one of the following conditions is met:

               a.  The claim is made by a party designated under Article 36,
Section 5, and not by any other Person;

               b. The claim alleges a breach by Lessor of one or more of the specific obligations or duties expressly assumed by Lessor under the terms of this Agreement or the other Transaction Documents;

               c.  The claim seeks:

                    (i) some specific action, or discontinuance of some action, by Lessor or the Enterprise to bring Lessor into full compliance with the duties and obligations expressly assumed by Lessor under this Agreement or the other Transaction Documents; or

                    (ii) money damages for noncompliance with the terms and provisions of this Agreement or the other Transaction Documents.

               d. The claim is made in a detailed written statement to Lessor stating the specific action or discontinuance of action by Lessor or the Enterprise which would cure the alleged breach or non-performance, or the sum of money claimed to be due and owing from Lessor to Lessee by reason of such specific breach or non-performance, and, except where Lessee is seeking injunctive relief, Lessor shall have thirty (30) calendar days to cure such breach or non-performance or to make such payment before arbitration or judicial proceedings may be instituted.

          4.  Time Period.  With respect to any claim authorized in this
              -----------
Article, initial judicial proceedings, as authorized herein, shall be commenced within the later of two (2) years after the claim accrues or one year after the claim is discovered, or such claim shall be forever barred. The waiver granted herein shall commence on the Execution Date and shall continue for two years following the expiration, termination, or cancellation of this Agreement or the other Transaction Documents (whichever is later), except that the waiver shall remain effective for any proceedings then pending, and all appeals therefrom.

          5.   Recipient of Waiver.  The recipients of the benefit of this
               -------------------
waiver of sovereign immunity are limited to Lessee, its successors and assigns.

          6.   Federal Question.  The parties agree that any dispute raised
               ----------------
under the provisions of this Article shall be resolved first pursuant to applicable federal law, and if no federal law applies, pursuant to the applicable laws of the State.

          7.   Service of Process.  In any proceeding brought pursuant to this
               ------------------
Article, Lessor consents to service made in accordance with the notice provisions of this Agreement.

          8.   Enforcement.  Lessor waives its sovereign immunity from a
               -----------
judgment or order consistent with the terms and provisions of this Article, which is final because either the time for appeal thereof has expired or the judgment or order is issued by a court having final appellate jurisdiction over the matter. Lessor consents to the jurisdiction of the United States District Court for the Eastern District of Washington and any court having appellate jurisdiction thereover, consistent with the terms and conditions of this Article. None of the parties shall object to the jurisdiction or venue of said federal court. Without in any way limiting the generality of the foregoing, Lessor expressly authorizes any Governmental authorities who have the right and duty under Applicable Law to take any action authorized by any court, to take such action to give effect to any judgment entered against Lessor, including, without limitation, entering on to the Property, or any other lands within Lessor's jurisdiction, and the Facility to seize possession of any Collateral for the purpose of giving effect to any judgment entered against Lessor pursuant to this Article.

          9.   Assets Pledged to Satisfy Enforcement Proceedings.  The foregoing
               -------------------------------------------------
limited waiver of sovereign immunity is expressly conditioned on the parties' agreement, set forth herein, that the only assets, including property and funds, which shall be available, and which are thus specifically pledged and assigned hereby, to satisfy any enforcement proceedings or judgment in connection with this Agreement, or any other Transaction Document, shall be limited to (i) the Collateral, and (ii) possession of the Leased Premises as provided herein.

          10.  Limitation Upon Enforcement.  Damages awarded against Lessor or
               ---------------------------
the Enterprise shall be satisfied solely from assets specified in Article 36,
Section 9, and shall not constitute a lien upon or be collectible from any other income or assets of Lessor, except with the written consent of Lessor.

          11.  Expenses of Judicial Enforcement.  Except as ordered by a court
               --------------------------------
of competent jurisdiction, all parties shall bear their own costs, including attorneys' fees, in connection with any judicial proceedings authorized under this Agreement. The parties expressly agree that this provision shall survive the termination, for any reason, or expiration of this Agreement.

          12.  Guaranty.  Lessor agrees not to revoke or limit, in whole or in
               --------
part, the limited waiver of sovereign immunity of Lessor contained in this Article or in any way attempt to revoke or limit, in whole or in part, such limited waiver of sovereign immunity. In the event of any such revocation or attempted revocation, the parties expressly recognize and agree that there remains no adequate remedy at law available to Lessee, and Lessor hereby consents to the entry of appropriate injunctive relief consistent with the terms and conditions of this Agreement, as may be granted by any court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties hereto sign and execute this document, as of the date first noted above, as authorized representative of their respective parties:


THE CONFEDERATED TRIBES AND BANDS
OF THE YAKAMA INDIAN NATION,
a federally-recognized Indian Tribe


By: __________________________________

Name:_________________________________

Title: _______________________________


SECRETARY OF INTERIOR


By: __________________________________

Name:_________________________________

Title: ______________________________


HP YAKAMA, INC.,
a Delaware corporation


By: __________________________________

Name:_________________________________

Title:________________________________

                           ACKNOWLEDGMENTS TO LEASE
                           ------------------------


State of Washington :
                    : SS
County of Yakima    :

     On this ____ day of _______________, 1997, before me, the undersigned Notary Public, appeared The Confederated Tribes and Bands of the Yakama Indian Nation, by and through _______________, its _______________, personally known to be, or proved to me on the basis of satisfactory evidence to be, the person who executed the attached document as the authorized representative of The Confederated Tribes and Bands of the Yakama Indian Nation, who swore that the same was an act of his own free will and of the free will of The Confederated Tribes and Bands of the Yakama Indian Nation.


                              ____________________________
                              Notary Public



State of __________ :
                    : SS
County of _________ :

     On this ____ day of _______________, 1997, before me, the undersigned Notary Public, appeared HP Yakama, Inc., a _______ corporation, by and through _______________, its ______________________, personally known to be, or proved to me on the basis of satisfactory evidence to be, the person who executed the attached document as the authorized representative of HP Yakama, Inc., who swore that the same was an act of his own free will and of the free will of HP Yakama, Inc.


                              ____________________________
                              Notary Public

                                   SUBLEASE


                                By and Between


                                HP YAKAMA, INC.

                                      and

                       YAKAMA TRIBAL GAMING CORPORATION



                              September 11, 1997

                                   SUBLEASE

     This SUBLEASE (this "Sublease") is made this 11th day of September, 1997, by and between HP YAKAMA, INC., a Delaware corporation ("Sublessor"), and Yakama Tribal Gaming Corporation (the "Tribal Corporation"), a tribal corporation established under the laws of THE CONFEDERATED TRIBES AND BANDS OF THE YAKAMA INDIAN NATION (the "Nation"), a federally recognized Indian tribe located in the State of Washington, with reference to the following facts and circumstances:

     A. Sublessor is leasing the Leased Premises (as defined in the Master Lease (as defined hereinafter)) from the Tribal Corporation pursuant to that certain Master Lease dated as of the date first set forth above by and between the Nation and the Sublessor (the "Master Lease") (all capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Master Lease).

     B. Sublessor is subleasing the Leased Premises to the Tribal Corporation upon the terms and conditions set forth herein, including, without limitation, the Nation's assumption of all of Sublessor's obligations under the Master Lease.

     NOW, THEREFORE, Sublessor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for the execution and performance of the Loan Documents and the other Transaction Documents and the covenants, agreements and conditions contained in this Sublease to be performed and kept by the Tribal Corporation, does hereby let and rent to the Tribal Corporation, and the Tribal Corporation does hereby take and hire as tenant of Sublessor, the Leased Premises, upon the terms and conditions set forth in this Sublease.


                                   ARTICLE I
                            PRELIMINARY PROVISIONS

1.1  The Tribal Corporation.  The Tribal Corporation represents and warrants
     ----------------------
that it has full right, power and authority to enter into this Sublease.

1.2  Notices.  Any notice required to be given pursuant to this Sublease shall
     -------
be delivered by overnight courier or U.S. Express Mail with notice deemed effective on the later of the first business day after deposit or the day on which the courier confirms delivery, addressed as follows:

     (a)  If to the Tribal Corporation:

          YAKAMA TRIBAL GAMING CORPORATION
          c/o The Confederated Tribes and
          Bands of the Yakama Indian Nation
          P.O. Box 151
          Toppenish, Washington 98948

               With a copy to:

               The Confederated Tribes and
               Bands of the Yakama Indian Nation
               P.O. Box 151
               Toppenish, Washington 98948
               Attention:  Chairperson, Tribal Council

               and:

               Levine & Associates
               2049 Century Park East, Suite 710
               Los Angeles, CA 90017
               Attn:  Jerome Levine, Esq.

     (b)  If to Sublessor:

               c/o Hollywood Park, Inc.
               1050 South Prairie Avenue
               Inglewood, CA 90301
               Attn:  Chief Financial Officer

     With simultaneous copies to:

               Irell & Manella LLP
               1800 Avenue of the Stars, Suite 900
               Los Angeles, CA 90067
               Attn:  Alvin Segel, Esq.

or to such other address(es) as the parties provide to each other in writing.

1.3  Assumption of Master Lease Obligations.  The Tribal Corporation hereby
     --------------------------------------
assumes each and every obligation of Sublessor, as lessee, under the Master Lease. Without limitation of the foregoing, the Tribal Corporation hereby acknowledges and agrees that all responsibilities under the Master Lease have shifted to the Tribal Corporation and the Tribal Corporation has full responsibility with respect thereto (including, without limitation, all obligations with respect to payment of rents, completion of development of the Facility, insurance, indemnification, accounting and audits, bonding, maintenance, environmental conditions and reports and encumbrances).


                                  ARTICLE II
                                     TERM

2.1  Term.  The term of this Sublease (the "Term") shall commence on the
     ----
Effective Date and shall continue thereafter, unless sooner terminated in accordance with the provisions hereof, through and including the seventh (7th) anniversary of the Commencement Date (the "Lease Termination Date"); provided, however, that the
                                                  --------  -------
Term (i) shall be extended to the same extent that the term of the Master Lease is extended pursuant to Article 9 thereof, (ii) shall, at Sublessor's option, be extended by the number of days of any period during which the Tribal Corporation and/or Nation is in material default under any of the Loan Documents and/or the Transaction Documents and rent shall continue to be payable hereunder during such extension period, and (iii) this Sublease shall terminate and be of no force and effect if the Effective Date has not occurred on or before August 1, 1998.

2.2  Surrender of the Leased Premises.  On the Lease Termination Date, or upon
     --------------------------------
the sooner termination of this Sublease pursuant to the provisions hereof, the Tribal Corporation shall peaceably and quietly leave, surrender and yield up to Sublessor the Leased Premises, broom clean and in good order and condition, reasonable wear and tear excepted; provided, however, that the Tribal
                                   --------  -------
Corporation shall have the right to remove personal property to the extent such property is not required to remain on the Leased Premises pursuant to the Master Lease.


                                  ARTICLE III
                                    RENTALS

3.1  Rent.
     ----

     (a) During the Term, the Tribal Corporation shall pay to Sublessor, at the address set forth herein and in lawful money of the United States, monthly payments ("Sublease Rent") in an amount equal to the applicable percentage of Net Revenues for the preceding month set forth below:

          (i) Twenty-eight percent (28%), until such time as the aggregate Net Revenues which have accrued since the Commencement Date equal $26,000,000;
          (ii) Twenty-five percent (25%), until such time as the aggregate Net Revenues which have accrued since the Commencement Date equal $41,000,000; and
          (iii) Twenty-two percent (22%) after such time as the aggregate Net Revenues exceed $41,000,000;

provided, however, that in the event that the Tribal Corporation fully repays
--------  -------
the Loan before the maturity thereof, the applicable percentage of Net Revenues payable as Sublease Rent shall be reduced from the date of such repayment by three percent (3%); provided, further, that no such reduction shall be made in
                    --------  -------
the applicable percentage of Net Revenues payable as Sublease Rent prior to the fifth anniversary of the Commencement Date.

     (b) Rental payments due hereunder shall be payable, in arrears, with the first monthly rental payment due on the twentieth (20th) day of the first complete month following the month in which the Commencement Date occurs, and continuing on the twentieth (20th) day of each month thereafter. Sublease Rent shall be payable solely out of and to the extent of Available Distributable Cash. Sublease Rent which is earned but not paid shall be accrued without interest. Payments of Sublease Rent shall be based on the following priority of payments: (i) principal amounts on the Loan that were previously accrued but unpaid; (ii) principal amounts on the Loan that are currently due and payable;
(iii) Sublease Rent that was previously accrued but unpaid; and (iv) Sublease Rent that is currently due and payable.

     (c) All Sublease Rent accrued but unpaid because of insufficient Available Distributable Cash and still unpaid more than thirty-one (31) days (extended by the number of days of any period during which the Tribal Corporation and/or Nation is in material default under any of the Loan Documents and/or the Transaction Documents) after the seventh anniversary of the Commencement Date shall no longer be payable.


                                  ARTICLE IV
                               USE and OCCUPANCY

4.1  Use of the Facility.  The Tribal Corporation shall use the Leased Premises
     -------------------
solely for the establishment and operation of the Enterprise in accordance with the provisions of Applicable Laws and the Master Lease.

4.2  Maintenance and Repairs.  The Tribal Corporation shall make or cause to be
     -----------------------
made all necessary repairs, alterations and/or replacements thereto, interior, exterior, structural and nonstructural, reasonable wear and tear excepted. All such repairs, alterations and replacements shall be equal in quality to the original work. Further, the Tribal Corporation shall keep the sidewalks, curbs, entrances, passageways and areas adjoining or appurtenant to the Facility in a clean and orderly condition, free of snow, ice, rubbish and obstruction. Any and all expenses incurred in connection with the performance of the obligations imposed under this Section shall be deemed an operating expense of the Enterprise.

4.3  Right to Enter.  Sublessor shall have access to the Facility in company
     --------------
with an agent of the Tribal Corporation at any and all reasonable times for the purpose of inspecting the Facility, or for the purpose of carrying out Sublessor's rights described in this Sublease, subject to the security requirements of the Enterprise.


                                   ARTICLE V
                                 IMPROVEMENTS

5.1  Quality.  Any construction, maintenance and repair work, alterations, or
     -------
replacements to the Facility shall be of first class quality in accordance with the Master Lease.

5.2  Liens.  The Tribal Corporation shall have no authority, express or implied
     -----
to create or place any lien or encumbrance, of any kind or nature whatsoever, upon, or in any manner to bind the interest of Sublessor in the Leased Premises. Sublessor will pay promptly all sums legally due and payable by Sublessor on account of any labor performed, or on account of any material supplied, to the Leased Premises as to which any lien is or legally can be asserted against the Leased Premises.


                                  ARTICLE VI
                                   INSURANCE

     The parties agree that at all times during the Term, the Tribal Corporation shall obtain and maintain such insurance coverage for the Facility as is required pursuant to the Loan Agreement and the Master Lease.


                                  ARTICLE VII
                                 ENCUMBRANCES

     The Tribal Corporation shall have no right or privilege to mortgage or otherwise encumber its interest, in whole or in part in the Leased Premises without the express, written consent of Sublessor, which consent, or the denial thereof, shall be in Sublessor's sole and absolute discretion.


                               ARTICLE VIII
                          ASSIGNMENT AND SUBLETTING.

     The Tribal Corporation shall not, unless otherwise expressly authorized herein, sublease, assign or transfer any right to or interest in this Sublease to any Person other than an Affiliate without the written consent of the Lessor and approval of the Secretary and sureties. No such sublease, assignment or transfer shall be valid or binding without said consent and approval and then only upon the condition that sublessee has agreed in writing that in the event of conflict between the provisions of this Sublease and of said sublease, the provisions of this Sublease shall prevail. The term of any sublease shall not exceed the term of this Sublease. No sublease shall release the Tribal Corporation from any obligation under this Sublease or substitute the sublessee for the Tribal Corporation hereunder. Any sublease made, except as aforesaid shall be deemed a breach of this Sublease.

                                  ARTICLE IX
                    EVENTS OF DEFAULT; RIGHTS AND REMEDIES

9.1  Event of Default.  Any one or more of the following events shall constitute
     ----------------
an Event of Default hereunder:

(a) Failure to pay any amount or any part thereof payable by the Tribal Corporation under this Sublease or the Master Lease (including, without limitation, rental payments hereunder, payments of Impositions and payment of rent owing under the Master Lease) within five (5) days of when due and payable.

(b) Any set of facts which would cause the Secretary to cancel this Sublease, pursuant to any Applicable Law (including, without limitation, 25 U.S.C. (S) 415 and regulations promulgated thereunder).

(c) Any other act or omission in breach of the terms hereof which act or omission shall continue for a period of fifteen (15) days after written notice specifying such omission or breach and requesting that it be remedied, unless Sublessor has agreed in writing to an extension of such time prior to its expiration, or for such longer period as may be reasonably necessary to remedy such act or omission, provided that the Tribal Corporation is proceeding with reasonable diligence to remedy the same.

(d) An Event of Default under any of the Loan Documents or the other Transaction Documents.

9.2  Notice of Termination.  In the event that an Event of Default occurs and is
     ---------------------
not cured, then the Term shall expire and terminate with the same force and effect as though the date so specified were the Lease Termination Date, and Sublessor shall have the remedies with respect to the Leased Premises set forth below.

9.3  The Tribal Corporation's Obligations upon Termination.  Upon the expiration
     -----------------------------------------------------
or termination of this Sublease, without limitation of any and all rights and remedies available to Sublessor pursuant to Applicable Laws (including, without limitation, the right to evict Tribal Corporation from the Leased Premises) which rights are expressly reserved by and made available to Sublessor hereby, the Tribal Corporation shall quit and peaceably surrender the Leased Premises, without any payment by Sublessor, without further notice, any and all notice to quit, notice of intention to re-enter or any other notices and any institution of legal proceedings being hereby waived.


                                   ARTICLE X
                     LIMITED WAIVER OF SOVEREIGN IMMUNITY

          10.1   Limited Waiver of Sovereign Immunity.
                 ------------------------------------

               10.1.1    Retention of Sovereign Immunity. By this Agreement, the
                         -------------------------------
Tribal Corporation does not waive, limit or modify its sovereign immunity from unconsented suit or proceedings in arbitration, except as provided in this Article.

               10.1.2    Scope of Waiver. Subject to the provisions of this
                         ---------------
Article, the Tribal Corporation hereby expressly grants to Sublessor and the other Persons within the scope of Article X, Section 10.1.5, a limited waiver of its sovereign immunity from unconsented suit and proceedings in arbitration, its right to require exhaustion of Tribal remedies, its right to seek Tribal remedies and its right to be sued in the Courts of the Nation, as such Courts are or may be established, and consents to suit in accordance with this Article.

               10.1.3    Procedural Requirements. the Tribal Corporation grants
                         -----------------------
a limited waiver of its sovereign immunity as to suit involving a claim if, and only if, each and every one of the following conditions is met:

                         (a)  The claim is made by a party designated under
Article X, Section 10.1.5, and not by any other Person;

                         (b)  The claim alleges a breach by the Tribal
Corporation of one or more of the specific obligations or duties expressly assumed by the Tribal Corporation under the terms of this Agreement or the other Transaction Documents (including, without limitation, all indemnification obligations hereunder);

                         (c)  The claim seeks:

                              (i)  some specific action, or discontinuance of
some action, by the Tribal Corporation or the Enterprise to bring the Tribal Corporation into full compliance with the duties and obligations expressly assumed by the Tribal Corporation under this Agreement or the other Transaction Documents; or

                              (ii) money damages for noncompliance with the
terms and provisions of this Agreement or the other Transaction Documents (including, without limitation, all indemnification obligations hereunder).

               (d) The claim is made in a detailed written statement to the Tribal Corporation stating the specific action or discontinuance of action by the Tribal Corporation or the Enterprise which would cure the alleged breach or non-performance, or the sum of money claimed to be due and owing from the Tribal Corporation to Sublessor by reason of such specific breach or non-performance, and, except where Sublessor is seeking injunctive relief, the Tribal Corporation shall have thirty (30) calendar days to cure such breach or non-performance or to make such payment before arbitration or judicial proceedings may be instituted.

               10.1.4    Time Period. With respect to any claim authorized in
                         -----------
this Article, initial judicial proceedings, as authorized herein, shall be commenced within the later of two (2) years after the claim accrues or one year after the claim is discovered, or such claim shall be forever barred. The waiver granted herein shall commence on the Execution Date and shall continue for two years following the expiration, termination, or cancellation of this Agreement or the other Transaction Documents (whichever is later), except that the waiver shall remain effective for any proceedings then pending, and all appeals therefrom.

               10.1.5    Recipient of Waiver. The recipients of the benefit of
                         -------------------
this waiver of sovereign immunity are limited to Sublessor, its successors and assigns and any and all Persons covered by the indemnification provisions hereof.

               10.1.6    Federal Question. The parties agree that any dispute
                         ----------------
raised under the provisions of this Article shall be resolved first pursuant to applicable federal law, and if no federal law applies, pursuant to the applicable laws of the State.

               10.1.7    Service of Process. In any proceeding brought pursuant
                         ------------------
to this Article, the Tribal Corporation consents to service made in accordance with the notice provisions of this Agreement.

               10.1.8    Enforcement.  the Tribal Corporation waives its
                         -----------
sovereign immunity from a judgment or order consistent with the terms and provisions of this Article, which is final because either the time for appeal thereof has expired or the judgment or order is issued by a court having final appellate jurisdiction over the matter. the Tribal Corporation consents to the jurisdiction of the United States District Court for the Eastern District of Washington and any court having appellate jurisdiction thereover, consistent with the terms and conditions of this Article. None of the parties shall object to the jurisdiction or venue of said federal court. Without in any way limiting the generality of the foregoing, the Tribal Corporation expressly authorizes any Governmental authorities who have the right and duty under Applicable Law to take any action authorized by any court, to take such action to give effect to any judgment entered against the Tribal Corporation, including, without limitation, entering on to the Property, or any other lands within the Tribal Corporation's or the Nation's jurisdiction, and the Facility to seize possession of any Collateral for the purpose of giving effect to any judgment entered against the Tribal Corporation pursuant to this Article.

               10.1.9    Assets Pledged to Satisfy Enforcement Proceedings.  The
                         -------------------------------------------------
foregoing limited waiver of sovereign immunity is expressly conditioned on the parties' agreement, set forth herein, that the only assets, including property and funds, which shall be available, and which are thus specifically pledged and assigned hereby, to satisfy any enforcement proceedings or judgment in connection with this Agreement, or any other Transaction Document, shall be limited to (i) the Collateral, and (ii) possession of the Leased Premises as provided in the Master Lease.

               10.1.10   Limitation Upon Enforcement. Damages awarded against
                         ---------------------------
the Tribal Corporation or the Enterprise shall be satisfied solely from assets specified in Article X, Section 10.1.9, and shall not constitute a lien upon or be collectible from any other income or assets of the Tribal Corporation, except with the written consent of the Tribal Corporation.

               10.1.11   Expenses of Judicial Enforcement. Except as ordered by
                         --------------------------------
a court of competent jurisdiction, all parties shall bear their own costs, including attorneys' fees, in connection with any judicial proceedings authorized under this Agreement. The parties expressly agree that this provision shall survive the termination, for any reason, or expiration of this Agreement.

               10.1.12   Guaranty. the Tribal Corporation agrees not to revoke
                         --------
or limit, in whole or in part, the limited waiver of sovereign immunity of the Tribal Corporation contained in this Article or in any way attempt to revoke or limit, in whole or in part, such limited waiver of sovereign immunity. In the event of any such revocation or attempted revocation, the parties expressly recognize and agree that there remains no adequate remedy at law available to Sublessor, and the Tribal Corporation hereby consents to the entry of appropriate injunctive relief consistent with the terms and conditions of this Agreement, as may be granted by any court of competent jurisdiction.

                                  ARTICLE XI
                                   NO MERGER

     It is the intention of the parties hereto that the leasehold interest created by this Sublease shall not merge into fee title to the Leased Premises by reason of such interests coming into common or related ownership.


                                  ARTICLE XII
                                 MISCELLANEOUS

12.1      Indemnification by the Tribal Corporation.
          -----------------------------------------

               12.1.1    Indemnification by The Tribal Corporation.  The Tribal
                         -----------------------------------------
Corporation agrees to indemnify and hold harmless Sublessor, its directors, officers, agents and employees, against any and all claims of or losses, damages or liability to third parties to which Sublessor, its directors, officers, agents and employees, may become subject under any law in connection with the carrying out of the transactions contemplated by this Agreement or the other Transaction Documents, or the conduct of any activity on the Property (other than as a result of gross negligence or willful misconduct of any such party) and to reimburse Sublessor, its directors, officers, agents and employees, for any out-of-pocket legal and other expenses (including reasonable attorneys' fees) incurred by Sublessor, its directors, officers, agents and employees, in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions relating thereto. Sublessor agrees, at the request and reasonable expense of the Tribal Corporation, to cooperate in the making of any investigation in defense of any such claim and promptly to assert any or all of the rights and privileges and defenses which may be available to Sublessor. The Tribal Corporation further releases and agrees to hold harmless Sublessor, its directors, officers, agents and employees, from any claims of or losses, damages or liability to third parties arising out of any covenant, representation or undertaking of the Tribal Corporation contained in this Agreement, or the other Transaction Documents. The provisions of this Section shall survive the termination of this Agreement and the other Transaction Documents.

               12.1.2    Indemnification by Sublessor. Sublessor agrees to
                         ----------------------------
indemnify and hold harmless the Tribal Corporation and its directors, officers, agents and employees, against any and all claims of or losses, damages or liability to third parties to which the Tribal Corporation and its directors, officers, agents and employees, may become subject under any law as a result of the gross negligence or willful misconduct of the directors, officers, agents or employees of the Sublessor, and to reimburse the Tribal Corporation and its directors, officers, agents and employees, for any out-of-pocket legal and other expenses (including reasonable attorneys' fees) incurred by the Tribal Corporation and its directors, officers, agents and employees, in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions relating thereto. The Tribal Corporation agrees, at the request and reasonable expense of the Sublessor, to cooperate in the making of any investigation in defense of any such claim and promptly to assert any or all of the rights and privileges and defenses which may be available to the Tribal Corporation. Sublessor further releases and agrees to hold harmless the Tribal Corporation and its directors, officers, agents and employees, from any claims of or losses, damages or liability to third parties arising out of any covenant, representation or warranty of the Sublessor contained in this Agreement or the other Transaction Documents. The provisions of this Section shall survive the termination of this Agreement and the other Transaction Documents.

               12.1.3    Rights of Persons Covered.  The Persons covered by the
                         -------------------------
indemnification provisions hereof shall be third party beneficiaries of this Agreement and shall have the right, subject to the provisions of this Agreement, to enforce such indemnification provisions.

12.2      Recording.  This Sublease shall be filed and recorded in the
          ---------
appropriate branch of the Land Titles and Records Office of the Department of the Interior. Sublessor agrees that if so requested by the Tribal Corporation, Sublessor will execute in recordable form for purposes of recordation at the Tribal Corporation's expense a short form of Sublease containing the names of the parties, the description of the Leased Premises and the Facility, the Term of the Sublease, a statement regarding the use of the Facility, and such other provisions as either party may require.

12.3      Right to Perform.  If the Tribal Corporation defaults in the making of
          ----------------
any payment required to be made by the Tribal Corporation and which is capable of being made or done by Sublessor, then Sublessor may, but shall not be required to, make such payment, and the amount of such payment, if made by Sublessor, with interest thereon at the rate of ten percent (10%) per annum, shall be paid by the Tribal Corporation to Sublessor. The making of such payment by Sublessor shall not operate to cure such default or to estop Sublessor from the pursuit of any remedy to which Sublessor may be entitled because of any breach on the part of the Tribal Corporation of any covenant or condition herein, nor the acceptance of rent herein by Sublessor either from the Tribal Corporation or any tenant, whether or not such delay or acceptance be with knowledge on the part of Sublessor of such breach, shall prejudice Sublessor's privilege to invoke such remedy, which privilege shall continue until such breach is cured.

12.4      No Partnership.  The Tribal Corporation shall not be construed or held
          --------------
to be a partner or associate of Sublessor in the conduct of Sublessor's business, it being expressly understood and agreed that the relationship between the parties hereto is and shall at all times remaining during the Term, that of lessor and lessee.

12.5      No Waiver.  No failure by the Tribal Corporation to insist upon the
          ---------
performance of any covenant, agreement, provision or condition of this Sublease or to exercise any right or remedy consequent upon a default hereunder, and no acceptance of full or partial rent during the continuance of any such default shall constitute a waiver of any such default or of such covenant, agreement, provision or condition.

12.6      Execution in Counterparts, in Quadruplicate.  This Sublease is being
          -------------------------------------------
executed in counterparts in four (4) originals, one to be retained by each party and one each for the Secretary and the Chairman.

12.7      Covenants to Run with the Land.  During the Term, the covenants
          ------------------------------
contained herein shall run with the land and be binding on and inure to the benefit of the parties, their heirs, successors and assigns.

12.8      Entire Agreement.  This Sublease cannot be changed or terminated
          ----------------
orally. This Sublease, along with the Loan Documents and the other Transaction Documents, contain the entire agreement between the parties; any prior agreement (including, without limitation, the MOU) is hereby superceded and any agreement hereafter made shall be ineffective to change, modify or discharge this Sublease in whole or in part, unless such subsequent agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.

12.9      No Third Party Beneficiary Rights.  Except as provided in Section
          ---------------------------------
12.1.3, nothing contained in this Sublease is intended nor shall be construed as creating any third party beneficiary rights.

     IN WITNESS WHEREOF, on the day and year first above written, the Tribal Corporation and Sublessor have duly executed this Sublease as their free act and deed, by and through their authorized representatives.

YAKAMA TRIBAL GAMING CORPORATION,
a tribal corporation established under the laws of THE CONFEDERATED TRIBES AND BANDS OF THE
YAKAMA NATION


By:____________________________
Name:__________________________
Title:_________________________


HP YAKAMA, INC.,
a Delaware corporation


By:____________________________
Name:__________________________
Title:_________________________

                          ACKNOWLEDGMENTS TO SUBLEASE
                          ---------------------------


State of Washington :
                    : SS
County of__________ :

     On this ____ day of ________, 1997, before me, the undersigned Notary Public, appeared Yakama Tribal Gaming Corporation, by and through _______________________, its __________, personally known to be, or proved to me on the basis of satisfactory evidence to be, the person who executed the attached document as the authorized representative of the Yakama Tribal Gaming Corporation, who swore that the same was an act of his own free will and of the free will of the Yakama Tribal Gaming Corporation.

                                        _____________________________
                                        Notary Public



State of __________ :
                    : SS
County of__________ :

     On this ____ day of _______________, 1997, before me, the undersigned Notary Public, appeared HP YAKAMA, INC., a _______________ , by and through __________________, its __________________ personally known to be, or proved to me on the basis of satisfactory evidence to be, the person who executed the attached document as the authorized representative of HP YAKAMA, Inc., who swore that the same was an act of his own free will and of the free will of HP YAKAMA, INC.


                                        _____________________________
                                        Notary Public

                    CONSTRUCTION AND DEVELOPMENT AGREEMENT


                                By and Between


                       YAKAMA TRIBAL GAMING CORPORATION


                                      and


                          HP YAKAMA CONSULTING, INC.



                          Dated:  September 11, 1997

                    CONSTRUCTION AND DEVELOPMENT AGREEMENT


     THIS CONSTRUCTION AND DEVELOPMENT AGREEMENT ("Agreement") is entered into this 11th day of September 1997 by and between YAKAMA TRIBAL GAMING CORPORATION (the "Tribal Corporation"), a tribal corporation established under the laws of The Confederated Tribes And Bands Of The Yakama Indian Nation (the "Nation"), a federally recognized Indian tribe located in the State of Washington and having a mailing address of P.O. Box 151, Toppenish, Washington 98948, and HP CONSULTING, INC. ("Consultant"), a Delaware corporation, having a mailing address of c/o Hollywood Park, Inc., 1050 South Prairie Avenue, Inglewood, CA 90301.

                                   RECITALS
                                   --------

     A. The Tribal Corporation wishes to engage Consultant and Consultant is willing to provide certain services in connection with the construction and development of the Enterprise as contemplated herein and in the Transaction Documents executed concurrently herewith. Simultaneously with the execution of this Agreement, the Tribal Corporation has borrowed certain monies from Consultant's Affiliate, HP Yakama, Inc., to finance the construction and development of the Enterprise. All of such agreements are more particularly set forth in the Transaction Documents and the Loan Documents, all of which have been executed concurrently with one another. The parties expressly acknowledge and agree that each of the Transaction Documents shall serve as essential and mutually interdependent consideration for each of the other agreements.

     B. Nation has determined that the construction of the Facility and the development and operation of the Enterprise is an important tribal governmental project which is intended to improve the economic condition of the Nation and its members, increase tribal revenues, enhance the Nation's economic self-sufficiency, and enable the Nation's government to better serve the social, economic, educational and health needs of the Nation's members.

     C. This Agreement is intended only to be for pre-Commencement Date construction and development services with respect to the Facility and Enterprise. Nothing in this Agreement is intended or shall be construed as authorizing Consultant to engage in gaming on Nation's reservation or in connection with the Enterprise, either directly or indirectly, as a manager or otherwise. This Agreement is not intended to be and shall not be construed as constituting a contract for management services as contemplated by IGRA.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged by the parties, the parties hereby agree, as of the date first stated above, as follows:

     13.  Defined Terms.  Unless otherwise defined herein, the capitalized words
          -------------
and terms used in this Agreement shall have the meanings set forth in Exhibit A hereto, "Master Definitions List."

     13.1 Appointment of the Consultant as Development Manager.
          ----------------------------------------------------

          13.2  Consultant Retained.  The Tribal Corporation hereby retains
                -------------------
and appoints the Consultant as development manager to perform, during the term and in accordance with all of the provisions of this Agreement, the design, development, construction, and other functions described in this Agreement, and the Consultant hereby accepts such appointment. It shall be the Consultant's duty to cause, as owner's agent, the construction of the Facility subject to Tribal Corporation's approval rights hereunder. Said development and construction shall be on the terms set forth herein, and the Consultant shall use commercially reasonable efforts to ensure that the Commencement Date occurs no later than six (6) months after the Effective Date.

          13.3 No Gaming Management Functions.  Nothing herein is intended to
               ------------------------------
confer on the Consultant and this Agreement shall not be construed as conferring on the Consultant, any rights, duties or obligations as a manager of any Gaming activity.

     14.  Term of Agreement.  This Agreement shall become effective on the
          -----------------
Effective Date and shall remain in effect until the earlier of (i) one (1) month after the Commencement Date or (ii) the date on which this Agreement is terminated. If the Effective Date has not occurred on or before August 1, 1998, this Agreement shall terminate and be of no further force and effect.
Regardless of the cause of termination, the warranties included or incorporated herein shall survive termination of this Agreement.

     15.  Construction Management.  Following the Effective Date and prior to
          -----------------------
the Commencement Date, the Consultant shall serve as the Tribal Corporation's construction manager, and shall be responsible for supervision of the development and construction of the Facility on a day-to-day basis. In discharging its duties, the Consultant shall use commercially reasonable efforts to ensure that (i) the Facility shall have no less than 45,000 sq. ft. in floor space and shall be finished generally in a quality equal to that of the Muckleshoot Indian Casino in Auburn, Washington; (ii) the Facility shall be constructed on time and within the Development Budget (as hereinafter defined), in accordance with all approved plans and specifications as contemplated in the Transaction Documents and under Applicable Law; (iii) all contractors shall carry out in all material respects the duties and responsibilities prescribed under their respective contracts, and will follow the Nation's Indian preference and subcontractor bidding guidelines, and (iv) such development and construction complies in all material respects with applicable codes and building standards.

     16.  Consultation.  The parties hereby agree to designate one or more
          ------------
individuals who shall serve as their representatives (the "Representatives") and who shall meet as often as necessary (but no less frequently than once per week unless the parties otherwise agree) to provide ongoing supervision, information and consultation with respect to the construction and development of the Enterprise and Facility. All decisions shall be reached by consensus whenever possible, and disagreements shall be resolved if necessary through arbitration (or such other means to expedite the process as the parties shall agree) as set forth herein.

     17.  Construction Management Responsibilities.  The Consultant shall
          ----------------------------------------
have responsibility for the following:

          17.1 Selection of Architect and Engineer.  It is acknowledged that
               -----------------------------------
a project architect has already been selected. Such architect, and any replacement or substitute architect hired in accordance with this Agreement, is referred to herein as the "Architect." Consultant shall provide advice and assistance to the Tribal Corporation in determining the terms of and causing to be prepared an owner/architect agreement with an Architect (such agreement and any substitute agreement therefor shall be referred to as the "Owner/Architect Agreement"). The Owner/Architect Agreement shall provide that the Architect shall provide the following services (the "Architect Services"):

               (1)     design the Facility;

               (2) prepare plans and specifications for the construction of the Facility;

               (3) inspect the Facility and review the appropriateness of requests for payments submitted by the Contractor (as hereinafter defined) during the construction of the Facility; and

               (4) notify the Tribal Corporation of the substantial completion of the Facility and determine the timing of the final payment to the Contractor.

     In the event it should become necessary to replace said architect or engage an additional architect, the following shall apply:

               17.1.1  Recommendation and Scope. Consultant shall recommend to
                       ---------------------------
the Tribal Corporation an architect and, if deemed appropriate by the Consultant, a civil engineer to provide the Architect Services (to the extent such services have not previously been provided).

               17.1.2  Acceptance of Recommendation. Upon receipt of
                       ----------------------------
Consultant's recommendation, the Tribal Corporation's Representative shall review the recommendation and if acceptable forward it to the Tribal Corporation for formal acceptance. Unless there is no reasonable basis for Tribal Corporation to reject Consultant's recommendation, Tribal Corporation shall designate the recommended architect as the "Architect" under this Agreement, and designate the recommended engineer, if any, as the "Engineer" under this Agreement, and enter into such agreements as may be necessary to acquire their services.

               17.1.3  Rejection of Recommendation. If there is a reasonable
                       ---------------------------
basis for Tribal Corporation to reject a recommendation by Consultant, and the Tribal Corporation rejects such recommendation, the Tribal Corporation shall notify Consultant of such rejection and provide a written description of the basis for such rejection. Consultant shall then submit additional recommendations to the Tribal Corporation's Representative until the Tribal Corporation accepts a recommendation and designates the Architect under this Agreement and the Engineer under this Agreement.

               17.1.4  Preparation of New Owner/Architect Agreement.  Upon the
                       --------------------------------------------
Tribal Corporation's acceptance of an Architect, the Tribal Corporation shall cause to be prepared a new Owner/Architect Agreement between the Tribal Corporation and the Architect to be signed by the Tribal Corporation and the Architect. The new Owner/Architect Agreement shall be consistent with this Agreement and approved by the Tribal Corporation's legal counsel. Consultant and its counsel shall have a reasonable opportunity to review, and give comments on, the new Owner/Architect Agreement prior to its execution.

               17.1.5  Preparation of Engineer's Agreement.  Upon the Tribal
                       -----------------------------------
Corporation's acceptance of an Engineer, the Tribal Corporation shall cause to be prepared an owner/engineer agreement (the "Owner/Engineer Agreement") between the Tribal Corporation and the Engineer to be signed by the Tribal Corporation and the Engineer. The Owner/Engineer Agreement shall be consistent with this Agreement and approved by the Tribal Corporation's legal counsel. Consultant shall have a reasonable opportunity to review, and give comments on, the Owner/Architect Agreement prior to its execution.

          17.2 Designation of Consultant Reports.  The Tribal Corporation hereby
               ------------------------------------
designates and appoints Consultant as the owner's representative for the purpose of the administration and implementation of the Owner/Architect Agreement and Owner/Engineer Agreement (the "Architect and Engineering Agreements"). Consultant shall have the authority as the owner's representative, to exercise all of the powers of the owner in its reasonable business judgment under the Architect and Engineering Agreements, including, without limitation, supervising the completion of all construction, renovation, development and related activities undertaken on the Facility pursuant to the terms and conditions of such agreements; provided, however, that Consultant shall not amend or terminate
                 --------  -------
either such agreement without the prior approval of the Tribal Corporation, which shall not be unreasonably withheld. Consultant shall provide the Tribal Corporation with written progress reports on the implementation of such agreements on a weekly basis, and shall confer and consult with the Tribal Corporation over any material disputes or developments with respect to the administration of such agreements provided such consultation will not unreasonably delay progress on the construction. Consultant shall be responsible for completing all construction and project preparation development as set forth herein.

               17.3  Amendments.  The Tribal Corporation shall not amend the
                     ----------
Architect and Engineering Agreements without first obtaining Consultant's written approval of the amendment.

               17.4  Design Standards.  Neither the State of Washington nor any
                     ----------------
of the state's political subdivisions has the power to enforce any building, fire, energy or life/safety code or requirements which would apply if such state or political subdivision had jurisdiction over the Property. The Tribal Corporation, however, hereby finds and determines that the application of the standards and methods included in such codes and requirements will be in the best interest of the Tribal Corporation. Accordingly, Consultant and Tribal Corporation shall cause the Architect and Engineering Agreements to require the Architect and any Engineer to design the Facility to comply in all material respects with state and local standards and methods that would otherwise be applicable, provided that if for any reason an applicable standard cannot be determined as provided, then the parties shall apply standards and methods set forth in the applicable and current Uniform Building Code. Using qualified inspectors, Consultant shall conduct such inspections as are necessary to ensure compliance in all material respects with these standards. Nothing in this Section shall be deemed to grant the State of Washington or any of such state's political subdivisions any jurisdiction over any property owned by or held for the benefit of the Tribal Corporation, or the right to apply or enforce any such building, fire, energy or life/safety code or requirements with respect to such property.

               17.5  Approval of Plans and Specifications.  Upon receipt from
                     ------------------------------------
the Architect and any Engineer of plans and specifications for the Facility (which plans and specifications may be submitted in stages, rather than all at one time), Consultant shall promptly submit such plans and specifications to the Representatives for discussion and approval. Upon the approval of such plans and specifications by the Tribal Corporation, Consultant shall, as the owner's representative, notify the Architect and any Engineer that such plans and specifications have been approved. No construction shall begin until all plans and specifications for such construction shall have been approved under this Section.

     18.  Selection of Contractor.  It is acknowledged that a project contractor
          -----------------------
has already been selected. Such contractor, and any replacement or substitute therefor hired in accordance with this Agreement, is referred to herein as the "Contractor." Consultant shall provide advice and assistance to the Tribal Corporation in determining the terms of and causing to be prepared an owner/contractor agreement consistent with the Loan Documents and the Transaction Documents and the budgets thereunder (such agreement and any substitute therefor shall be referred to as the "Owner/Contractor Agreement").

          18.1 Replacement of Contractor.  In the event it should become
               -------------------------
necessary to replace said Contractor or engage an additional contractor, the following shall apply:

               18.1.1  Recommendation. Consultant shall recommend to the Tribal
                       --------------
Corporation's Representative one or more contractors to construct the Facility in accordance with the plans and specifications approved or to be, approved pursuant to Section 17.5 above.

               18.1.2  Acceptance of Recommendation. Upon receipt of
                       ----------------------------
Consultant's recommendation, the Tribal Corporation's Representative shall review the recommendation and if acceptable forward it to the Tribal Corporation for formal acceptance. Unless there is a reasonable basis for the Tribal Corporation to reject Consultant's recommendation, the Tribal Corporation shall designate the recommended general contractor as the Contractor under this Agreement, and enter into an agreement to acquire the Contractor's services.

               18.1.3  Rejection of Recommendation.  If there is a reasonable
                       ---------------------------
basis for the Tribal Corporation to reject Consultant's recommendation, and the Tribal Corporation rejects such recommendation, the Tribal Corporation shall notify Consultant of such rejection and provide a written description of the basis for such rejection. Consultant shall then submit additional recommendations until the Tribal Corporation accepts a recommendation and designates the Contractor under this Agreement.

               18.1.4  Contract with Contractor.  Upon the Tribal Corporation's
                       ------------------------
designation of a Contractor, the Tribal Corporation shall cause to be prepared a new Owner/Contractor Agreement between the Tribal Corporation and the Contractor to be signed by the Tribal Corporation and the Contractor. The Owner/Contractor Agreement, including any general and special conditions, shall be consistent with this Agreement and approved by the Tribal Corporation's legal counsel.

          18.2 The Owner/Contractor Agreement shall provide for commencement and completion of construction as soon as practicable after said agreement is executed, but no later than six (6) months after the Effective Date. The Tribal Corporation shall cause the Owner/Contractor Agreement to provide that the Contractor warrants that the work performed under the Owner/Contractor Agreement will be completed in a workmanlike manner and be free of defects for a period ending thirty-six (36) months after the Architect provides a certificate of substantial completion.

          18.3 The Tribal Corporation hereby designates and appoints Consultant as the owner's representative for the purpose of the administration and implementation of the Owner/Contractor Agreement and agrees that, with the Tribal Corporation's approval, which shall not be unreasonably withheld, Consultant may enter into the Owner/Contractor Agreement (or any agreement to be entered into in connection therewith) directly as "Owner" thereunder, provided that the representations, warranties and indemnities contained therein also run in favor of the Tribal Corporation and the

Nation. Consultant shall have the authority as the owner's representative to exercise all of the powers of the owner under the Owner/Contractor Agreement, including, without limitation, supervising the completion of all construction, renovation, development and related activities undertaken on the Facility pursuant to the terms and conditions of such agreements; provided, however, that
                                                         --------  -------
Consultant shall not exceed the construction budget and items therein approved by Tribal Corporation, without Tribal Corporation's prior written consent, which shall not be unreasonably withheld, or amend or terminate such agreement without the prior written approval of the Tribal Corporation, which approval shall not be unreasonably withheld. Consultant shall provide the Tribal Corporation's Representative with written progress reports on the implementation of such agreement on a weekly basis.

          18.4  Amendments.  The Tribal Corporation shall not amend the
                ----------
Owner/Contractor Agreement without first obtaining Consultant's written approval of the Amendment.

          18.5  Payment and Performance Bonds.  Unless the parties determine
                -----------------------------
otherwise, the Owner/Contractor Agreement shall require the Contractor to provide to the Tribal Corporation a payment bond and a performance bond (the "Contractor's Bonds") in the full amount of the costs of construction of the work and performance of the work under the Owner/Contractor Agreement and issued by a surety reasonably acceptable to the Tribal Corporation. The form of the Contractor's Bond shall be approved by the Tribal Corporation's legal counsel and by Consultant's legal counsel.

          18.6  Contract Terms.  The parties have estimated that the total cost
                --------------
of developing and constructing the Facility and commencing operation of the Enterprise will not exceed Nine Million Dollars ($9,000,000). To enable Consultant to maintain total costs within said amount, Consultant shall have the right to require that any Architect and Engineering Agreements and any Owner/Contractor Agreement provide for either a fixed fee or a guaranteed maximum fee in an amount reasonably established by the parties.

          18.7  Development Budget.  Prior to the commencement of
                ------------------
construction, and in conjunction with the Loan Agreement, Consultant shall submit to the Tribal Corporation's Representative, and the Tribal Corporation shall approve, a proposed construction budget for the construction of the Facility ("Development Budget"). Consultant shall supervise the progress of construction and take such action as may be necessary to maintain construction costs within said budget. In doing so, Consultant shall have the following powers and duties:

                18.7.1 Consultant shall, as the owner's representative, receive and review requests for payments from the Architect, any Engineer and each Contractor under the Architect and Engineering Agreements and the Owner/Contractor Agreement, respectively, and if in conformity with the applicable agreement, shall promptly authorize payment of same. Expenditures made under contracts previously approved and within the Development Budget shall not require further approval. In reviewing such requests, Consultant shall be entitled to reasonably rely on any certification by the Architect, Engineer or Contractor regarding such request, including any certification regarding the extent of work completed. Consultant shall maintain accurate records regarding each authorization for such payment, and shall provide the Tribal Corporation with a written monthly report of all such payments.

          18.8  Compensation of the Consultant.  In consideration of its
                ------------------------------
services hereunder, the Consultant shall be entitled to receive annual compensation equal to One Dollar ($1.00).

          18.9  Reimbursement of Expenses to Consultant.  The Consultant shall
                ---------------------------------------
be reimbursed, if approved by the Tribal Corporation, for all actual, reasonable and necessary out-of-pocket expenses, incurred in connection with the discharge of its duties hereunder as Consultant, and previously approved as estimated costs by the Tribal Corporation, provided, however, that any such out-of-pocket
                                 --------  -------
expense shall not exceed two thousand dollars ($2,000) per month unless the Tribal Corporation has approved the same prior to the occurrence thereof. Such reimbursement shall be made on a regular basis within thirty (30) days after submission of a reimbursement request by the Consultant and consistent with the formal procedural requirements of the Tribal Corporation for reimbursement of expenses.

     19.  Revisions to Plans; Change Orders; Additional Work or Time Claims.
          -----------------------------------------------------------------

          19.1 Consultant shall, as the owner's representative, submit to the Tribal Corporation for approval or disapproval:

          (1) material revisions to the plans and specifications approved pursuant to Section 17.5 above and Section 7.2 below,

          (2)   material change orders under the Owner/Contractor Agreement; and

          (3) any material claim by the Contractor for payment for additional work or for additional time to complete the work described in the Owner/Contractor Agreement.

          19.2 Consultant shall submit to the Tribal Corporation with each request for approval of such revision, change order or claim, a written statement of the amount, if any, by which the cost of the development and construction of the Facility will increase or decrease if such revision, change order or claim is approved, which approval shall not be unreasonably withheld.

          19.3 Notwithstanding Section 7.2 hereof, the Tribal Corporation shall approve any reasonable revision, change order or claim which is attributable to any delay or failure of the Tribal Corporation, the Nation, Tribal Council or the Representative to make in a timely manner any decision or selection required under this

Agreement or required to administer the Architect and Engineering Agreements or the Owner/Contractor Agreement and the work contemplated therein.

     20.  Multiple Shifts.  The budgets for the Facility assume that the
          ---------------
Contractor may use multiple shifts to complete the Facility and the Tribal Corporation may approve the use of multiple shifts to expedite the construction process.

     21.  Selection, Delivery and Installation of Equipment and Furnishings.
          -----------------------------------------------------------------
Consultant shall select furniture, fixtures, furnishings, machinery and equipment, including gaming equipment, to be installed in the Facility (the "FF&E"). Consultant shall arrange for and coordinate the delivery to the Facility and installation in the Facility of such FF&E, ensuring that delivery thereof is in conformity with the specifications and orders for such FF&E and is in time for the Commencement Date and any training that must precede such date. Subject to approval by the Tribal Corporation, FF&E may be leased, but the capital cost thereof shall be included in any Maximum Loan Amount and shall appear on the Cost Breakdown (as defined in the Loan Agreement).

     22.  Disclosure of Proposed Transactions with Related Companies.  Any
          ----------------------------------------------------------
transaction between Consultant and any vendor or lessor to acquire FF&E shall be a commercially reasonable, arms-length transaction. Any existing or prior relationship or direct or indirect financial transaction between Consultant or its Affiliates and the vendor or lessor, or to the extent known by Consultant, any of the principal shareholders, directors or executive officers of such vendor or lessor, shall be disclosed in writing to the Tribal Corporation prior to the time the proposed transaction is presented to the Tribal Corporation for approval.

     23.  Indian Preference.  To maximize the benefits of the Enterprise to
          -----------------
the Nation, all contracts and subcontracts relating to this Agreement shall give preference to qualified Nation members and other Native Americans in accordance with the Nation's standard tribal employment policies.

     24.  Compliance.  Consultant shall, in performing its obligations under
          ----------
this Agreement, comply in all material respects with Applicable Laws, ordinances and regulations adopted by the Tribal Corporation.

     25.  Non-interference in Nation Affairs.  In performing its duties
          ----------------------------------
hereunder, Consultant shall not intentionally interfere with the internal affairs of the Nation or its government, or any subdivision, department or agency of the Nation (including, without limitation, the Tribal Corporation). For the purposes of this Section, "interfere" shall mean any attempt by Consultant to influence a decision of the Tribal Council or any officer or employee of the Nation or the Tribal Corporation, or to influence any Tribal election, by doing any of the following in connection with such decision or election:

          (1)   offering any incentive; or

          (2)   making any written or oral threat against any person or thing;

provided, however, that neither Consultant's assertion of its rights under this
--------  -------
Agreement nor any recommendation, suggestion or assertion of opinion made by Consultant regarding the Enterprise or any action of Consultant at a meeting of any committee, officers, agency or council of the Nation or the Tribal Corporation or to any employee of the Nation in the ordinary course of such employee's duties, shall be deemed to be "interference" for the purpose of this Section.

          25.1  Remedies.  If the Nation believes that Consultant has
                --------
violated the provisions of this Section by engaging in prohibited interference, the Nation shall give Consultant written notice describing the incident which the Nation claims constitutes prohibited interference and identifying the person or persons claimed to have acted on Consultant's behalf in engaging in such interference. Consultant shall have ten (10) business days from the date of receipt of such notice to respond to such notice.

     26.  Insurance.  Consultant shall, during the term of this Agreement,
          ---------
recommend to and assist the Tribal Corporation in obtaining on a timely basis on behalf of the Tribal Corporation and Consultant the following insurance coverages:

          26.1  Builder's Risk.  During the construction of the Facility,
                --------------
builder's risk insurance with such limits as the parties from time-to-time agree upon;

          26.2  Casualty.  After the substantial completion of the Facility
                --------
as determined by Consultant in its reasonable discretion, casualty insurance for the Facility and all FF&E, providing coverage against fire, wind, theft, vandalism, malicious mischief, sprinkler leakage and such other casualties, for their full replacement cost, without depreciation;

          26.3  Liability.  During the term of the Transaction Documents,
                ---------
commercial liability insurance against claims for injury, death and property damage occurring on, in or about the Property, the Facility, or in connection with the Enterprise or any operation thereof, with such limits in excess of an annual aggregate limit as the parties from time-to-time may agree upon;

          26.4  Worker's Compensation.  During the term of this Agreement,
                ---------------------
worker's compensation insurance to the extent (i) deemed appropriate by the parties or (ii) required by Applicable Law.

          26.5  Other.  During the term of this Agreement, such other insurance
                -----
coverages as the parties from time-to-time may agree upon.

          26.6  Nature of Coverages.  The parties shall from time-to-time
                -------------------
determine the appropriate limits, deductibles and endorsements for the coverages to be obtained pursuant to this section.

          26.7  No Jurisdiction.  Except as specifically provided herein,
                ---------------
nothing in this Agreement or the other Transaction Documents shall be deemed or construed to subject the Tribal Corporation or its officers, agents, employees or representatives (including Tribal Corporation employees assigned to the Enterprise) to the jurisdiction of the State of Washington or any political subdivision thereof.

          26.8  Policy Requirements.  Each policy of insurance obtained by
                -------------------
Consultant pursuant to this Section shall be issued by an entity reasonably acceptable to the Tribal Corporation. The Tribal Corporation shall be named as insured and Consultant and any parent of Consultant shall be named as additional insureds in all such policies.

          26.9  Enterprise Expenses.  The premiums and other charges required
                -------------------
to obtain and maintain insurance coverage pursuant to this Agreement shall be paid in advance for the first year from Loan proceeds, and thereafter as operating expenses of the Enterprise.

     27.  Condition Precedent to the Consultant's Duties.  It shall be a
          ----------------------------------------------
condition precedent to Consultant's duties hereunder that the Effective Date shall have occurred. Within five (5) business days following the Execution Date, the Tribal Corporation shall seek the approval of the NIGC that the Loan Documents and the Transaction Documents, or any of them taken individually, do not constitute a management contract as defined under IGRA, 25 U.S.C. (S) 2711, and if such verification is not obtained within ninety (90) days after such approval is sought, this Agreement and the other Transaction Documents shall terminate and be of no further force and effect; provided further that the parties shall negotiate in good faith regarding any modifications to the Transaction Documents or the Loan Documents which may be required or suggested by the NIGC or BIA in order to receive the approvals referred to herein.

     In addition, within five (5) business days following the Execution Date, the Tribal Corporation shall seek the approval of the Loan Documents and the Transaction Documents, to the extent required by Applicable Law, from the Bureau of Indian Affairs, and if such approval is not obtained within sixty (60) days after such approval is sought, this Agreement and the other Transaction Documents shall terminate and be of no further force and effect, subject to the good faith negotiation requirements set forth above.

     Each of the parties hereto agrees to execute, deliver and, if necessary, record any and all additional instruments, certifications, amendments, modifications and other documents as may be required by the Secretary, the BIA, the NIGC, or any applicable statute, rule or regulation in order to effectuate, complete, perfect, continue or preserve the respective rights, obligations, liens and interests of the parties thereto to the fullest extent permitted by law; provided, however, that any such additional instrument, certification, amendment, modification or other document shall not materially change the respective rights, remedies or obligations of the Tribal Corporation or Consultant under this instrument or any other agreement or document related hereto.

     28.  Termination and Suspension.
          --------------------------

          28.1  By Mutual Agreement.  This Agreement may be terminated at any
                -------------------
time by written agreement executed on behalf of both parties.

          28.2  Consultant Default.  If the Consultant defaults in any
                ------------------
material way in the performance of its obligation under this Agreement or breaches in any material way any representation or warranty made by it herein, and such default or breach is not cured within 10 days after the Tribal Corporation gives the Consultant written notice of such default or breach, then the Tribal Corporation shall have the right to terminate this Agreement by giving the Consultant written notice of termination (except that the Tribal Corporation may not exercise such right if such default or breach cannot be cured within such 10-day period and the Consultant commences a cure within such 10-day period and diligently pursues such cure to completion).

          28.3  Default of Nation or Tribal Corporation.  If the Nation
                ---------------------------------------
and/or the Tribal Corporation default in any material way in the performance of any obligation under this Agreement, and such default is not cured within 10 days after the Consultant gives the defaulting party written notice describing such default, then Consultant shall have the right to seek specific enforcement of the provisions of this Agreement or terminate this Agreement by giving the Tribal Corporation written notice of termination (except that the Consultant may not exercise such right if such default cannot be cured within such 10-day period and the defaulting party commences a cure within such 10-day period and diligently pursues such cure).

          28.4  Termination by Consultant.  Consultant may terminate this
                -------------------------
Agreement in the event that the Nation and/or the Tribal Corporation breach or are in default under any of the Loan Documents or the Transaction Documents and such default is not cured within the applicable cure period.

          28.5  Suspension by Consultant.  Consultant may suspend the
                ------------------------
performance of its services hereunder pursuant to the terms and subject to the limitations of Section 1 of the Exhibit B attached hereto.

     29.  Incorporation by Reference.  The parties hereby incorporate into this
          --------------------------
Agreement by this reference Exhibit B attached hereto, which provisions shall apply as if set forth in full herein.

     30.  Notices.  Any notice required to be given pursuant to this Agreement
          -------
shall be delivered by overnight courier or U.S. Express Mail with notice deemed effective on the later of the first business day after deposit or the day on which the courier confirms delivery, addressed as follows:

          (a)  If to the Tribal Corporation:

               YAKAMA TRIBAL GAMING CORPORATION
               c/o The Confederated Tribes and
               Bands of the Yakama Indian Nation
               P.O. Box 151
               Toppenish, Washington 98948

          with a copy to:

               The Confederated Tribes and
               Bands of the Yakama Indian Nation
               P.O. Box 151
               Toppenish, Washington 98948
               Attention:  Chairperson, Tribal Council

               and:

               Levine & Associates
               2049 Century Park East, Suite 710
               Los Angeles, CA 90067
               Attn:  Jerome Levine, Esq.

          (b)  If to Consultant:

               HP YAKAMA CONSULTING, INC.
               c/o Hollywood Park, Inc.
               1050 South Prairie Avenue
               Inglewood, CA 90301
               Attn: Chief Financial Officer
          with a copy to:

               Irell & Manella LLP
               1800 Avenue of the Stars, Suite 900
               Los Angeles, CA 90067
               Attn:  Alvin Segel, Esq.

     31.  Miscellaneous Provisions.
          ------------------------

          31.1  Captions.  The captions in this Agreement are inserted for
                --------
convenience of reference only; they are not part of this Agreement and shall not affect its interpretation.

          31.2  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns, provided neither party hereto shall assign or encumber its interest in this Agreement without the prior written consent of the other party, which consent may be withheld in the sole discretion of that party.

          31.3  Entire Agreement; Modifications.  This Agreement and the
                -------------------------------
Transaction Documents contain the entire understanding of the parties regarding their subject matter, and supersede all prior negotiations, understandings and agreements of the parties with respect thereto (including, without limitation, the MOU). The express terms of this Agreement shall control and supersede any course of performance and/or customary practice inconsistent with such terms. Any subsequent agreement between the parties hereto shall not change or modify this Agreement unless in writing and signed by the party against whom enforcement of such change or modification is sought.

          31.4  No Waiver.  No failure or delay by either party to this
                ---------
Agreement to exercise any right, remedy, power or privilege under this Agreement shall be a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege with respect to any occurrence. No waiver shall be effective unless it is in writing and signed by the party asserted to have granted such waiver.

          31.5  No Joint Venture.  Consultant shall be an independent
                -----------------
contractor engaged by the Tribal Corporation to perform the duties and obligations described in this Agreement. Accordingly, nothing in this Agreement shall be deemed or construed to create a joint venture or other partnership relationship between the Tribal Corporation and the Consultant.

          31.6  No Conveyance.  Nothing in this Agreement shall be deemed or
                -------------
construed to transfer or convey to the Consultant any lien on or interest in the Property or Facility, or to transfer or convey to the Consultant any proprietary interest in the Enterprise.

          31.7   Time of Essence.  Time is of the essence in the performance
                 ---------------
by the parties hereto of their respective obligations under this Agreement.

          31.8   Execution.  Four original copies of this Agreement are being
                 ---------
executed on behalf of each of the parties hereto. Each such party is retaining two original copies of this Agreement. Each of the four original copies of this Agreement shall be equally valid.

          31.9   Tribal Corporation's Obligations Limited.  Nothing in this
                 ----------------------------------------
Agreement shall obligate the Tribal Corporation to encumber or make any payment from assets of the Tribal Corporation other than (i) revenues and receipts and personal property of the Enterprise; and (ii) the revenues and receipts of any other Gaming operation conducted by the Tribal Corporation, during the term of this Agreement.

          31.10  Severability.  If any part, term or provision of this
                 ------------
Agreement is invalid, unenforceable, illegal, or in conflict with any federal, state or local laws, such part, term or provision shall be considered severable from the rest of this Agreement and the remaining portions of this Agreement shall not be thereby affected or impaired and this Agreement shall be construed and enforced as if this Agreement did not contain such part, term or provision, provided that the removal of such part, term or provision does not materially and adversely alter the ability of the parties to achieve the intended of the transactions contemplated by this Agreement.

          31.11  Choice of Law.  This Agreement shall be governed first by
                 -------------
federal law, if applicable, then by the laws of the State of Washington.

          31.12  Binding Effect.  This Agreement shall be binding upon, and
                 --------------
inure to the benefit of and be enforceable by the parties and by their successors and assigns as permitted herein.

          31.13  Further Assurances.  Each party hereto shall from time-to-
                 ------------------
time, at the reasonable request of the other party (i) execute and deliver or cause to be executed and delivered such additional documents and papers, and
(ii) take or cause to be taken such additional actions as may be reasonably required to effectively evidence and implement the transactions described in and contemplated by this Agreement.

          31.14  Interpretation.  No provision of this Agreement shall be
                 --------------
interpreted for or against either party because that party or that party's legal representative or counsel drafted such provision.

          31.15  Attorneys' Fees.  The prevailing party in any arbitration
                 ---------------
proceeding relating to this Agreement shall recover from the other party reasonable attorneys' fees and all costs and expenses incurred by the prevailing party in such proceeding or action.

     IN WITNESS WHEREOF, the parties hereto have executed this Construction and Development Agreement as of the date stated in the introduction hereof.


                         YAKAMA TRIBAL GAMING CORPORATION,
                         a tribal corporation established under the laws of The Confederated Tribes And Bands Of
                         The Yakama Nation

                         By:__________________________________

                         Name:________________________________

                         Title:_______________________________


                         HP YAKAMA CONSULTING, INC.,
                         a Delaware corporation

                         By:__________________________________

                         Name:________________________________

                         Title:_______________________________

The undersigned hereby agrees to be
bound by the terms and provisions of
Section 17 hereof.

CONFEDERATED TRIBES AND BANDS OF
THE YAKAMA INDIANS, a federally
recognized Indian Tribe


By:___________________________

Name:_________________________

Title:________________________